UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-06199

The Nottingham Investment Trust II
(Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
(Address of principal executive offices)                                          (Zip code)

A. Vason Hamrick
 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922 with a copy to:
The Law Offices of John H. Lively & Associates, Inc.
 A Member Firm of the 1940 Act Law Group
 2041 West 141st Terrace, Suite 119
 Leawood, Kansas 66224

Date of fiscal year end: March 31

Date of reporting period: March 31, 2010

Item 1.	REPORTS TO STOCKHOLDERS.

Annual Report 2010
March 31, 2010

Fixed Income Trust

This report and the financial statements contained herein are submitted for the general information of the shareholders of The EARNEST Partners Fixed Income Trust (the “Fund”).  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution.  The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

Distributor:  Capital Investment Group, Inc., 17 Glenwood Avenue, Raleigh, NC  27603, Phone 1-866-515-4626.

Statements in the Annual Report that reflect projections or expectations of future financial or economic performance of the EARNEST Partners Fixed Income Trust (the “Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements.  No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements, including, without limitation, general economic conditions such as inflation, recession and interest rates.  Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks: market risk, credit risk, interest rate risk, maturity risk, investment-grade securities risk, junk bonds or lower-rated securities risk, investment advisor risk, market sector risk and portfolio turnover risk. More information about these risks and other risks can be found in the Fund’s prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting www.earnestpartners.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. A copy of the prospectus is available at www.earnestpartners.com or by calling Shareholder Services at 1-800-773-3863. The prospectus should be read carefully before investing.

Stated performance in the aforementioned Fund was achieved at some or all points during the period by waiving or reimbursing part of the Fund’s total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.

This Annual Report was first distributed to shareholders on or about June 1, 2010.

For More Information on Your EARNEST Partners Fixed Income Trust:

                  See Our Web site @ www.earnestpartners.com
                                    or
                  Call Our Shareholder Services Group Toll-Free at 1-800-773-3863

1180 Peachtree Street ~ Suite 2300 ~ Atlanta, GA 30309
(404) 815-8772 ~ Fax (404) 815-8948
E-Mail:  invest@earnestpartners.com
www.earnestpartners.com
21 May 2010

Dear Shareholders of the EARNEST Partners Fixed Income Trust:

Enclosed for your review is the annual report of the EARNEST Partners Fixed Income Trust (the “Fund”) for the fiscal year ended 31 March 2010.  For the fiscal year, the Fund’s total return exceeded that of its benchmark, the Barclays Capital Aggregate Bond Index (“BCABI”),* by 1,271 basis points, with the Fund having a return of 20.40%, and the BCABI having a return of 7.69% In the Lipper Intermediate Investment Grade Debt Funds category, the Fund ranked 118 out of 544, 66 out of 387, and 50 out of 224 for the one year, five year, and ten year periods, respectively.  Thus, the Fund bested 78% of its peer group in this category for the fiscal year ended 31 March 2010 on a total return basis.

While the fiscal year ended 31 March 2009 was impacted by the downdrafts of large corporate failures and global deleveraging, the fiscal year ended 31 March 2010 saw the market regain its footing as massive government intervention directly into the financial system took hold.  As the Federal Reserve purchased billions of dollars of U.S. agency single-family mortgages, U.S. agency debentures, and even U.S. Treasuries, they removed supply from the market which in turn supported asset prices.  With this powerful assist from the Federal Reserve, private investors took another look at the spread sectors after all but abandoning them during the fiscal year ended 31 March 2009.  U.S. Treasuries, which were a prized commodity during the fiscal year ended 31 March 2009 as investors cared more about the return of capital instead of the return on capital, felt the pressure of higher interest rates and as the economic backdrop improved.  For the fiscal year ended 31 March 2010, the interest rates increased across much of the U.S. Treasury yield curve producing absolute negative returns in Treasuries for the fiscal year.  While interest rates were higher year over year, they still remain below where they were three years ago and low overall which has helped borrowers of all types.

While the flight into U.S. Treasuries was a headwind to performance two years ago, the sell-off in the U.S. Treasury market this past fiscal year combined with better performance from the other sectors of the market provided a significant tailwind to the Fund.  Our emphasis on protecting capital through the downturn meant that all of our assets were intact to benefit from the rally.  In particular, the Fund benefited from its holdings in the corporate, commercial mortgage-backed, and U.S. agency sectors.

Looking forward, we continue to see attractive opportunities for investment in the corporate, U.S. agency, and U.S. agency mortgage sectors.  While the U.S. government intervention into the markets provided a clear assist this past fiscal year, their intervention has now ceased, and the market must now find its own footing.  While the Fund certainly benefited from this assist, the Fund was not invested with the expectation of outside help nor will it be in the future.  We expect each of the Fund’s investments to stand on their own through any market or interest rate cycle.  While almost all of the market sectors are better-off than where they were a year ago, not all of the sectors will return to their prior levels as some have been impaired an the overall evaluation of risk has changed for the time being.  As we look at investments going forward, we will continue to implement the same philosophy and process that carried us safely through the volatility of the past two fiscal years.  We continue to look at many high quality sectors supported by real assets or government guarantees.  We believe these types of securities are the foundation of the Fund’s time tested process, and they will be the key to its future success.

Very Truly Yours,
Earnest Partners LLC
Chris Fitze, CFA

* The BCABI is a benchmark index made up of USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities.  The index includes bonds from the Treasury, Government-Related, Corporate, Mortgage-Backed Securities, Asset-Backed Securities, and Commercial Mortgage-Backed Securities sectors.

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter.  These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The performance information quoted above represents past performance and past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  Performance data, current to the most recent month end, may be obtained by calling the Fund at (800)525-3863.  Fee waivers and expense reimbursements have positively impacted Fund performance.  An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing.  The Fund’s Prospectus contains this and other important information.  For information on the Fund’s expense ratio, please see the Financial Highlights Table found within the accompanying Annual Report.

EARNEST Partners Fixed Income Trust

Performance Update - $10,000 Investment (Unaudited)

For the period from March 31, 2000 to March 31, 2010

Performance Returns for the period ended March 31, 2010.
Average Annual Total Returns	One Year	Five Year	Ten Year	Gross Expense Ratio*
EARNEST Partners Fixed Income Trust	20.40%	5.90%	6.23%	1.14%
Cumulative Total Investment Returns	Ten Year	Final Value of $10,000 Investment
EARNEST Partners Fixed Income Trust	83.00%	$18,300
Barclays Capital Aggregate Bond Index	83.98%	$18,398
Lipper Intermediate Investment Grade Debt Fund Index	68.78%	$16,878

This graph assumes an initial investment of $10,000 at March 31, 2000.  All dividends and distributions are reinvested.  This graph depicts the performance of the EARNEST Partners Fixed Income Trust (the “Fund”) versus the Barclays Capital Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Fund Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

* The gross expense ratio shown is from the Fund’s prospectus dated July 29, 2009.  This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data, current to the most recent month-end, by visiting www.earnestpartners.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Fund Expenses (Unaudited)

Example – As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During Period*
Actual	$1,000.00	$1,040.30	$2.03
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.02
* Actual expenses are based on expenses incurred in the most recent six-month period.  The Fund’s annualized six-month expense ratio is 0.40%.  The values  under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

EARNEST Partners Fixed Income Trust

Schedule of Investments

As of March 31, 2010
	Shares or	Coupon /	Maturity	Value
	Principal	Discount Rate	Date	(Note 1)

UNITED STATES AGENCY & RELATED OBLIGATIONS - 44.05%
* Alter Barge Line Title XI	208,000	6.000%	3/1/2026	$229,133
* Ecuador Government AID Bond	26,829	7.050%	5/1/2015	30,166
Israel Government AID Bond	150,000	5.500%	9/18/2033	156,761
JPMorgan Chase TLGP	250,000	2.125%	6/22/2012	254,721
Matson Navigation Co Inc Title XI	481,000	5.337%	9/4/2028	497,046
Morgan Stanley TLGP	250,000	1.950%	6/20/2012	253,773
Perforadora Central SA de CV Title XI	270,066	5.240%	12/15/2018	290,717
Reinauer Maritime Co LLC Title XI	560,000	5.875%	11/30/2026	611,229
Rowan Cos Inc Title XI	285,709	2.800%	10/20/2013	289,074
SBA Series 1992-20H	41,021	7.400%	8/1/2012	42,524
SBA Series 1995-20L	52,870	6.450%	12/1/2015	57,047
SBA Series 1997-20A	38,313	7.150%	1/1/2017	42,089
SBA Series 1998-20B	118,458	6.150%	2/1/2018	128,628
SBA Series 1999-20I	114,453	7.300%	9/1/2019	125,758
SBA Series 2000-20K	304,510	7.220%	11/1/2020	333,475
SBA Series 2001-20A	221,923	6.290%	1/1/2021	239,598
SBA Series 2001-20K	395,393	5.340%	11/1/2021	419,790
SBA Series 2002-10B	128,745	5.300%	3/1/2012	131,975
SBA Series 2002-20H	135,631	5.310%	8/1/2022	144,019
SBA Series 2003-10B	171,461	3.390%	3/1/2013	175,222
SBA Series 2004-20D	150,001	4.770%	4/1/2024	157,384
SBA Series 2005-20B	214,910	4.625%	2/1/2025	224,229
SBA Series 2005-20L	135,091	5.390%	12/1/2025	144,507
SBA Series 2006-20H	144,160	5.700%	8/1/2026	156,399
SBA Series 2006-20K	481,846	5.360%	11/1/2026	517,265
SBA Series 2007-20A	152,187	5.320%	1/1/2027	163,099
SBA Series 2007-20G	31,661	5.820%	7/1/2027	34,654
SBA Series 2007-20I	120,854	5.560%	9/1/2027	130,924
SBA Series 2008-20A	166,843	5.170%	1/1/2028	178,202
SBA Series 2008-20C	187,123	5.490%	3/1/2028	199,869
SBA Series 2008-20D	177,337	5.370%	4/1/2028	189,719
SBA Series 2008-20E	112,035	5.490%	5/1/2028	120,453
SBA Series 2008-20I	125,231	5.600%	9/1/2028	134,585
SBA Series 2009-20C	93,619	4.660%	3/1/2029	97,706
SBA Series 2009-20F	147,090	4.950%	6/1/2029	154,971
Sterling Equipment Title XI	218,103	6.125%	9/28/2019	242,729
Tennessee Valley Authority	150,000	4.650%	6/15/2035	135,842

Total United States Agency & Related Obligations (Cost $7,189,846)				7,435,282

ASSET-BACKED SECURITY - 0.04%
Consumer Funding 2001-A4	7,165	4.980%	4/20/2012	7,182

Total Asset-Backed Security (Cost $7,281)				7,182
				(Continued)

EARNEST Partners Fixed Income Trust

Schedule of Investments

As of March 31, 2010
		Shares or	Coupon /	Maturity	Value
		Principal	Discount Rate	Date	(Note 1)

MORTGAGE-BACKED SECURITIES - 21.30%
	Fannie Mae Grantor Trust 2001-T2 A	108,207	5.780%	11/25/2010	$108,170
	Fannie Mae Pool #745275	211,795	5.000%	2/1/2036	219,092
	Fannie Mae Pool #874210	125,169	5.260%	1/1/2025	130,063
	Fannie Mae Pool #888829	58,176	5.832%	6/1/2037	61,789
	Fannie Mae Pool #926050	206,503	5.000%	4/1/2038	213,316
	Fannie Mae Pool #931293	148,474	6.000%	6/1/2039	158,839
	Fannie Mae Pool #958736	155,604	4.940%	5/1/2019	164,663
*	Fannie Mae Pool #AD0166	148,989	4.874%	8/1/2019	158,568
*	Fannie Mae Pool #AD0342	149,236	4.639%	10/1/2019	154,180
	Fannie Mae Pool #AD0786	199,781	4.500%	1/1/2020	210,965
*	Federal Agricultural Mortgage Corp	267,111	6.764%	4/25/2013	288,348
	Federal Home Loan Banks	150,000	4.875%	5/17/2017	162,166
	Federal Home Loan Mortgage Corp	325,000	3.750%	3/27/2019	317,049
*	FHA Downtowner Apts	22,517	8.375%	11/1/2011	22,611
*	FHA Reilly #046	10,825	6.513%	6/1/2014	10,351
*	FHA USGI #87	32,557	7.430%	8/1/2023	32,517
	Ginnie Mae II pool #3665	387,153	5.500%	1/20/2035	411,457
*	Ginnie Mae II pool #4441	232,041	5.000%	5/20/2039	242,675
	Ginnie Mae Trust 2005-32B	182,103	4.385%	8/16/2030	186,271
	Ginnie Mae Trust 2006-8A	16,381	3.942%	8/16/2025	16,577
	Ginnie Mae Trust 2009-114A	149,270	3.103%	12/16/2038	150,936
	Ginnie Mae Trust 2009-27B	175,000	4.353%	2/16/2041	173,665

Total Mortgage-Backed Securities (Cost $3,516,174)					3,594,268

COMMERCIAL MORTGAGE-BACKED SECURITIES - 5.90%
	Citigroup/Deutsche Bank CMT 2006-CD3 AJ	655,000	5.688%	10/15/2048	409,113
	JP Morgan Chase CMS 2006-CB17 A3	300,000	5.450%	12/12/2043	318,094
	Merrill Lynch/Countrywide CMT 2006-3 AM	320,000	5.456%	7/12/2046	268,116

Total Commercial Mortgage-Backed Securities (Cost $1,178,457)					995,323

CORPORATE OBLIGATIONS - 27.18%

Financials - 6.09%
	GMAC Inc	175,000	6.875%	8/28/2012	176,977
	Provident Cos Inc	375,000	7.000%	7/15/2018	382,410
	USB Capital IX	275,000	6.189%	12/29/2049	235,125
	Wachovia Capital Trust III	275,000	5.800%	3/15/2042	233,063
					1,027,575

					(Continued)

EARNEST Partners Fixed Income Trust

Schedule of Investments

As of March 31, 2010
	Shares or	Coupon /	Maturity	Value
	Principal	Discount Rate	Date	(Note 1)

Industrials - 15.80%
American Airlines Pass Through Trust 2001-01	387,973	6.977%	5/23/2021	$322,018
* Burlington Northern & Santa Fe Railway 1998-CTR	212,330	6.230%	7/2/2018	238,814
Continental Airlines Inc	273,093	7.707%	4/2/2021	273,093
CSXT TRUST 1998 A	300,000	6.550%	6/15/2013	329,096
CVS Pass-Through Trust	184,283	6.036%	12/10/2028	182,261
* Federal Express Corp 1999 Pass Through Trust	105,043	7.650%	1/15/2022	127,647
Ford Motor Credit Co LLC	250,000	7.375%	2/1/2011	256,242
GATX Financial Corp	500,000	6.273%	6/15/2011	520,265
Pulte Group Inc	325,000	5.250%	1/15/2014	319,719
* Union Pacific Railroad 2001 Pass Through Trust	83,783	6.630%	1/27/2022	97,283
				2,666,438
Utilities - 5.29%
Commonwealth Edison Co	200,000	5.900%	3/15/2036	203,008
FPL Group Capital Inc	300,000	6.350%	10/1/2066	281,250
Nevada Power Co	375,000	5.875%	1/15/2015	408,492
				892,750

Total Corporate Obligations (Cost $4,575,007)				4,586,763

INVESTMENT COMPANY - 1.25%
§ Dreyfus Treasury Cash Management, 0.00%	210,422			210,422

Total Investment Company (Cost $210,422)				210,422

Total Value of Investments (Cost $16,677,187) - 99.72%				$16,829,240

Other Assets Less Liabilities - 0.28%				47,454

Net Assets - 100%				$16,876,694

§ Represents 7 day effective yield
* Securities valued using Matrix System (note 1)

Summary of Investments by Category
		% of Net
Category		Assets	Value
United States Agency & Related Obligations		44.05%	$7,435,282
Asset-Backed Securities		0.04%	7,182
Mortgage-Backed Securities		21.30%	3,594,268
Commercial Mortgage-Backed Securities		5.90%	995,323
Corporate Obligations		27.18%	4,586,763
Investment Company		1.25%	210,422
Total		99.72%	$16,829,240

See Notes to Financial Statements

EARNEST Partners Fixed Income Trust

Statement of Assets and Liabilities

As of March 31, 2010

Assets:
Investments, at value (cost $16,677,187)	$16,829,240
Receivables:
Fund shares sold	8,450
Dividends and interest	196,170
Prepaid expenses
Fund accounting fees	2,294
Compliance services fees	668
Other expenses	11,215
Due from affiliates:
Advisor (note 2)	12,963

Total assets	17,061,000

Liabilities:
Payables:
Investments purchased	157,173
Fund shares repurchased	8,515
Distributions	1,598
Accrued expenses	17,020

Total liabilities	184,306

Net Assets	$16,876,694

Net Assets Consist of:
Capital	$18,531,989
Accumulated net realized loss on investments	(1,807,348)
Net unrealized appreciation on investments	152,053

Total Net Assets	$16,876,694
Shares Outstanding, no par value (unlimited authorized shares)	1,529,953
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$11.03

See Notes to Financial Statements

EARNEST Partners Fixed Income Trust

Statement of Operations

For the fiscal year ended March 31, 2010

Investment Income:
Interest	$857,949
Dividends	149

Total Investment Income	858,098

Expenses:
Advisory fees (note 2)	70,158
Administration fees (note 2)	24,000
Transfer agent fees (note 2)	23,169
Fund accounting fees (note 2)	28,559
Compliance service fees (note 2)	7,750
Custody fees (note 2)	4,923
Registration and filing administration fees (note 2)	3,227
Legal fees	19,781
Audit and tax preparation fees	13,479
Registration and filing expenses	5,238
Printing expenses	21
Trustee fees and meeting expenses	4,602
Securities pricing fees	16,644
Chief compliance officer fees	12,860
Other operating expenses	9,308

Total Expenses	243,719

Expenses reimbursed by advisor (note 2)	(111,240)
Advisory fees waived (note 2)	(70,158)

Net Expenses	62,321

Net Investment Income	795,777

Realized and Unrealized Gain (Loss) on Investments

Net realized loss from investment transactions	(299,727)
Change in unrealized appreciation on investments	2,314,114

Realized and Unrealized Gain (Loss) on Investments	2,014,387

Net Increase in Net Assets Resulting from Operations	$2,810,164

See Notes to Financial Statements

EARNEST Partners Fixed Income Trust

Statements of Changes in Net Assets

For the fiscal year ended March 31,	2010	2009

Operations:
Net investment income	$795,777	$1,339,319
Net realized loss from investment transactions	(299,727)	(583,917)
Change in unrealized appreciation (depreciation) on investments	2,314,114	(1,587,300)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,810,164	(831,898)

Distributions to Shareholders: (note 4)
Net investment income	(848,236)	(1,322,473)

Decrease in Net Assets Resulting from Distributions	(848,236)	(1,322,473)

Capital Share Transactions: (note 5)
Shares sold	3,565,320	484,063
Reinvested dividends and distributions	831,554	1,292,880
Shares repurchased	(2,557,127)	(21,199,869)

Increase (Decrease) from Capital Share Transactions	1,839,747	(19,422,926)

Net Increase (Decrease) in Net Assets	3,801,675	(21,577,297)

Net Assets:
Beginning of Year	13,075,019	34,652,316
End of Year	$16,876,694	$13,075,019

Undistributed Net Investment Income	$-	$33,728

See Notes to Financial Statements

EARNEST Partners Fixed Income Trust

Financial Highlights

For a share outstanding during each
fiscal year ended March 31,	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Year	$9.68	$10.51	$10.61	$10.41	$10.63

Income (Loss) from Investment Operations
Net investment income	0.55	0.55	0.52	0.49	0.44
Net realized and unrealized gain (loss) on securities	1.38	(0.84)	(0.09)	0.21	(0.19)

Total from Investment Operations	1.93	(0.29)	0.43	0.70	0.25

Less Distributions:
Dividends (from net investment income)	(0.58)	(0.54)	(0.53)	(0.50)	(0.47)

Total Distributions	(0.58)	(0.54)	(0.53)	(0.50)	(0.47)

Net Asset Value, End of Year	$11.03	$9.68	$10.51	$10.61	$10.41

Total Return (a)	20.28%	(2.79)%	4.16%	6.84%	2.36%

Net Assets, End of Year (in thousands)	$16,877	$13,075	$34,652	$44,403	$32,012

Average Net Assets for the Year (in thousands)	$15,591	$25,623	$41,949	$37,799	$37,536

Ratios of:
Gross Expenses to Average Net Assets (b)	1.56%	1.14%	0.94%	0.95%	0.96%
Net Expenses to Average Net Assets (b)	0.40%	0.40%	0.40%	0.40%	0.40%
Net Investment Income to Average Net Assets	5.10%	5.23%	4.86%	4.66%	4.10%

Portfolio turnover rate	28.62%	23.61%	19.38%	26.51%	28.13%

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio)
and after any waivers and reimbursements (net expense ratio).

See Notes to Financial Statements

EARNEST Partners Fixed Income Trust

Notes to Financial Statements

For the fiscal year ended March 31, 2010

1.	Organization and Significant Accounting Policies

EARNEST Partners Fixed Income Trust (the “Fund”) is a series fund.  The Fund is a series portfolio of The Nottingham Investment Trust II (the “Trust”), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Fund is classified as a diversified company as defined in the 1940 Act.

The Fund commenced operations on November 15, 1991.  The investment objective of the Fund is to preserve capital and maximize total returns through active management of investment-grade fixed-income securities.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America.  In June 2009, the Financial Accounting Standards Board (“FASB”) codified its standards and accounting principles for the financial statements issued for years ending after September 15, 2009.  Herein, the Fund will make reference to accounting principles generally accepted in the United States issued by FASB as Accounting Standards Codification (“ASC”).

Investment Valuation
The Fund’s investments in securities are carried at value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time.  Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price.  Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees, taking into consideration institutional bid and last sale prices, and securities prices, yields, estimated maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities.  Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the value of a portfolio security, such as fixed income security which is typically valued within a matrix pricing system, cannot be made by analogy to a comparable security; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

The financial statements include securities valued at $1,632,293 (9.67% of net assets) whose values have been estimated using a method approved by the Trust’s Board of Trustees.  Such securities are valued using a matrix pricing system which considers the yields of securities of comparable price, yield, yield curve, maturity, and relative risk, especially the current market yields of U.S. Treasury securities with similar remaining years to maturity.  The value for the security is then periodically recalibrated by use of an observable input such as a dealer quote.  The values estimated using the matrix pricing system may differ from the values that would have resulted from actual purchase and sale transactions.

Fair Value Measurement
The Fund has adopted ASC Topic 820, Fair Value Measurements.  ASC Topic 820 defines fair value, establishes a frame work for measuring fair value and expands disclosure about fair value measurements.

Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

a.	Level 1: quoted prices in active markets for identical securities
b.	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

(Continued)

EARNEST Partners Fixed Income Trust

Notes to Financial Statements

For the fiscal year ended March 31, 2010

c.	Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The Fund has adopted FASB guidance updating ASC Topic 820 titled, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability have Significantly Decreased and Identifying Transactions that are not Orderly” which provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction that is not orderly, and how that information must be incorporated into fair value measurement.  The guidance emphasizes that even if there has been a significant decrease in volume and level of activity for an asset or liability and regardless of the valuation techniques used, the objective of a fair value measurement remains the same.

An Investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value during the fiscal year ended March 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used in valuing the Fund's assets:

Assets	Total	Level 1	Level 2	Level 3
US Agency & Related Obligations	$7,435,282	$-	$7,435,282	$-
Asset-Backed Securities	7,182	-	7,182	-
Mortgage-Backed Securities	3,594,268	-	3,528,789	65,479
Commercial Mortgage-Backed Securities	995,323	-	995,323	-
Corporate Obligations	4,586,763	-	4,586,763	-
Investment Company	210,422	-	210,422	-
Total	$16,829,240	$-	$16,763,761	$65,479

The following is a reconciliation of Level 3 investments in securities noted above:

Description	Level 3 Reconciliation
Balance, beginning of fiscal year	$ 91,224
Accrued discounts (premiums)	(46)
Realized gain (loss)	(135)
Change in unrealized appreciation (depreciation)	(428)
Net purchases (sales)	(25,136)
Balance, end of period	$ 65,479

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general Trust expenses, which are allocated according to methods reviewed annually by the Trustees.

(Continued)

EARNEST Partners Fixed Income Trust

Notes to Financial Statements

For the fiscal year ended March 31, 2010

Dividend Distributions
The Fund may declare and distribute dividends from net investment income at the end of each month.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Federal Income Taxes
The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the Fund’s shares were owned directly or indirectly by five or fewer individuals at a certain time during the last half of the fiscal year.  As a personal holding company, the Fund may be subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate.  No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Affiliates and Other Service Providers

Advisor
The Fund pays a monthly advisory fee to EARNEST Partners, LLC (the “Advisor”) based upon the average daily net assets of the Fund and is calculated at the annual rate as shown in Schedule A.

The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 0.40% of the average daily net assets of the Fund for the current fiscal year.  The current term of the Expense Limitation Agreement remains in effect until the last day of July 2011.  While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter.  Subject to approval by the Board of Trustees, the Advisor may be able to recoup fees waived and expenses assumed during any of the previous three (3) fiscal years, provided that the Fund’s total assets exceed $20 million and the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed 0.40% as described above.  As of March 31, 2010, the recapturable reimbursed expense amounts are as follows for the fiscal years ended 2008, 2009 and 2010: $227,427, $189,497 and $181,398, respectively.  These amounts are set to expire in 2011, 2012, and 2013, respectively.  The expense limitation percentage, as well as the advisory fees waived and expenses reimbursed for the fiscal year ended March 31, 2010, are included in Schedule A provided below.

Schedule A: Advisor Fees		Expense Limitation Ratio	Advisor Fees Waived	Expenses Reimbursed
Average Net Assets	Rate
All assets	0.45%	0.40%	$70,158	$111,240

Administrator
The Fund pays a monthly administration fee to The Nottingham Company (the “Administrator”) based upon the average daily net assets of the Fund and calculated at the annual rate shown in Schedule B provided below, which is subject to a minimum of $2,000 per month.  The Administrator also receives a fee to procure and pay the custodian for the Fund, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of

(Continued)

EARNEST Partners Fixed Income Trust

Notes to Financial Statements

For the fiscal year ended March 31, 2010

securities and as reimbursement for out-of-pocket expenses.  A breakdown of these fees is included in Schedule B provided below.

Schedule B: Administration Fees (1)		Custody Fees (2)		Fund Accounting Fees (monthly)	Fund Accounting Asset Based Fees		Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate		Average Net Assets	Annual Rate
On all assets	0.125%	First $100 million	0.020%	$2,250	On all assets	0.01%	$160 per state
		Over $100 million	0.009%
(1)	Subject to minimum fees of $2,000 per month.
(2)	Subject to minimum fees of $400 per month.

Compliance Services
Nottingham Compliance Services, LLC (“NCS”), a wholly owned affiliate of the Administrator, provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the 1940 Act.  It receives compensation for this service at an annual rate of $7,750.

Transfer Agent
Nottingham Shareholder Services, LLC (the “Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  It receives compensation for its services at a rate of $15 per shareholder per year, subject to a minimum fee of $1,500 per month.  The Transfer Agent is also reimbursed for out-of-pocket expenses.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.

Certain Trustees and officers of the Trust are also employees and/or officers of the Advisor, the Administrator, NCS, the Transfer Agent, or the Distributor.

3.	Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, are shown below.  Purchases and proceeds from sales of U.S. Government obligations are included in the totals of Purchases of Securities and Proceeds from Sales of Securities below and also broken out separately for your convenience:
Fiscal Year Ended	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
March 31, 2010	$6,230,408	$4,327,745	$4,954,575	$1,301,783

4.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

(Continued)

EARNEST Partners Fixed Income Trust

Notes to Financial Statements

For the fiscal year ended March 31, 2010

Management reviewed the tax positions in the open tax years of 2007, 2008, and 2009 and determined that the implementation of ASC Topic 740 “Accounting for Uncertainty in Income Taxes” had no impact on the Fund’s net assets or results of operations.  As of and during fiscal year ended March 31, 2010, the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the period, the Fund did not incur any interest or penalties.

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of ordinary net investment losses and paydown losses.  For the fiscal year ended March 31, 2010, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:
Paid-in Capital	$ (171)
Undistributed Net Investment Income (Loss)	18,731
Undistributed Net Realized Gain (Loss) on Investments	(18,560)

Distributions during the fiscal years ended were characterized for tax purposes as follows:

	March 31, 2010	March 31, 2009
Ordinary Income	$848,236	$1,322,473

At March 31, 2010, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$16,677,187

Unrealized Appreciation	$541,132
Unrealized Depreciation	(389,079)
Net Unrealized Appreciation (Depreciation)	152,053
Undistributed Ordinary Income	-
Accumulated Capital Losses	(1,678,645)
Other Book/Tax Differences	(128,703)

Distributable Earnings	$(1,655,295)

Accumulated capital losses noted above represent net capital loss carryovers as of March 31, 2010 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions.  Capital loss carryforwards in the amounts of $141,621, $419,427, $323,224, $3,990, $421,662 and $368,721 are set to expire in fiscal years ending 2013, 2014, 2015, 2016, 2017, and 2018, respectively.  Pursuant to federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions is deferred until the subsequent tax year.  Consequently, realized losses reflected in the accompanying financial statements include net capital losses realized between November 1 and the Fund’s fiscal year-end that have not been recognized for tax purposes.  Other book to tax differences in the current year primarily consists of these post-October loss deferrals.

(Continued)

EARNEST Partners Fixed Income Trust

Notes to Financial Statements

For the fiscal year ended March 31, 2010

5.	Capital Share Transactions

For the fiscal year ended	March 31, 2010	March 31, 2009
Transactions in Capital Shares
Shares sold	349,038	46,953
Reinvested distributions	77,819	129,238
Shares repurchased	(248,320)	(2,123,395)
Net Increase (Decrease) in Capital Shares	178,537	(1,947,204)
Shares Outstanding, Beginning of Year	1,351,416	3,298,620
Shares Outstanding, End of Year	1,529,953	1,351,416

6.	Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects that risk of loss to be remote.

7.	Subsequent Events

In accordance with the adoption of ASC Topic 855, Subsequent Events, and in preparing these financial statements, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Nottingham Investment Trust II
and the Shareholders of EARNEST Partners Fixed Income Trust:

We have audited the accompanying statement of assets and liabilities of EARNEST Partners Fixed Income Trust, a series of shares of The Nottingham Investment Trust II (the "Fund"), including the schedule of investments, as of March 31, 2010, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2010 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EARNEST Partners Fixed Income Trust as of March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                   BBD, LLP

Philadelphia, Pennsylvania
May 28, 2010

EARNEST Partners Fixed Income Trust

Additional Information (Unaudited)

For the fiscal year ended March 31, 2010

1.	Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included in Appendix B to the Fund’s Statement of Additional Information and are available, (1) without charge, upon request, by calling 1-800-773-3863 and (2) on the SEC’s website at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.  You may review and make copies at the SEC’s Public Reference Room in Washington, D.C.  Additionally, you may obtain copies of the Fund’s Forn N-Q by calling the Fund at 1-800-773-3863.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.

3.    Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees received aggregate compensation of $3,000 during the fiscal year ended March 31, 2010 from the Fund for their services to the Fund and Trust.  The Interested Trustees and officers (other than the Chief Compliance Officer) did not receive compensation for their services to the Fund and Trust.

Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Jack E. Brinson, 77	Trustee, Chairman	Since 1990	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	4
Independent Trustee of the following: DGHM Investment Trust for the one series of that trust; Gardner Lewis Investment Trust for the two series of that trust; Hillman Capital Management Investment Trust for the two series of that trust; New Providence Investment Trust for the one series of that trust; the Starboard Investment Trust for the three series of that trust; and Tilson Investment Trust for the two series of that trust; (all registered investment companies).

(Continued)

EARNEST Partners Fixed Income Trust

Additional Information (Unaudited)

For the fiscal year ended March 31, 2010

Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
James H. Speed, Jr., 56	Trustee	Since September 2002	President and CEO of NC Mutual Life Insurance Company (insurance company) since May 2003; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	4
Independent Trustee of the following Hillman Capital Management Investment Trust for the two series of that trust; New Providence Investment Trust for the one series of that trust; the Starboard Investment Trust for the three series of that trust; and Tilson Investment Trust for the two series of that trust; (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp and Mechanics & Farmers Bank.

Interested Trustees*
Keith A. Lee, 49 1201 N. Calvert Street Baltimore, Maryland 21202	Trustee; Vice President and Principal Executive Officer, the Brown Capital Management Funds	Trustee since June 2002; Vice President since 1992; Principal Executive Officer since 2002	Managing Director/Senior Portfolio Manager of Brown Capital Management, Inc. (advisor of the Brown Capital Management Funds); previously, Senior Vice President of Brown Capital Management, Inc.	4	None
* Basis of Interestedness: Mr. Lee is an Interested Trustee because he is an officer of Brown Capital Management, Inc., the advisor of the Brown Capital Management Funds.
Other Officers
Eddie C. Brown, 69 1201 N. Calvert Street Baltimore, Maryland 21202	President, the Brown Capital Management Funds	Since 1992	President and Chief Executive Officer of Brown Capital Management, Inc.; previously, Trustee of the Trust from 1992 until June 2002.	n/a	n/a
Richard K. Bryant, 50 Post Office Box 32249 Raleigh, NC 27622	Vice President	Since 2006
President of Capital Investment Group, Inc. (distributor of the Funds); Vice President of Capital Investment Counsel, Inc.; President of Capital Investment Brokerage, Inc. (broker/dealer firm); and President of N.C. Securities Industry Association (trade organization); Previously, Trustee of the Trust from 1990 until June 2002 and September 2002 until August 2006.
				n/a	n/a

(Continued)

EARNEST Partners Fixed Income Trust

Additional Information (Unaudited)

For the fiscal year ended March 31, 2010

Douglas S. Folk, 49 1180 Peachtree Street Suite 2300 Atlanta, Georgia 30309	President and Principal Executive Officer, the Fund	Since 2004	Partner and Portfolio Manager of EARNEST Partners, LLC.	n/a	n/a
Vason Hamrick, 33	Secretary and Assistant Treasurer	Since 2007	Corporate Counsel to The Nottingham Company since 2004.	n/a	n/a
Angela D. Mincher, 43	Treasurer, Assistant Secretary and Principal Financial Officer	Since 2008	Systems Analyst for Nottingham Shareholder Services, LLC (transfer agent to the Funds) since January 2010; previously, Systems Analyst for The Nottingham Company.	n/a	n/a
Julian G. Winters, 41	Chief Compliance Officer	Since 2004
Chief Compliance Officer to the Trust since 2004; Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007; previously, Vice President of Compliance Administration of The Nottingham Company.
				n/a	n/a

EARNEST Partners Fixed Income Trust
is a series of
The Nottingham Investment Trust II

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Documented:	Documented:

Nottingham Shareholder Services, LLC	EARNEST Partners, LLC
116 South Franklin Street	1180 Peachtree Street, Suite 2300
Post Office Drawer 4365	Atlanta, Georgia 30309
Rocky Mount, North Carolina 27803-0365

Toll-Free Telephone:	Toll-Free Telephone:

1-800-773-3863	1-800-322-0068

World Wide Web @:	World Wide Web @:

ncfunds.com	earnestpartners.com

Annual Report 2010
March 31, 2010

Small Company Fund
International Equity Fund
Mid-Cap Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Brown Capital Management Funds (the “Funds”).  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.  The Funds’ shares are not deposits or obligations of, or guaranteed by, any depository institution.  The Funds’ shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Funds nor the Funds’ distributor is a bank.

Distributor:  Capital Investment Group, Inc., 17 Glenwood Avenue, Raleigh, NC  27603, Phone 1-866-515-4626.

Table of Contents
Small Company Fund	4
International Equity Fund	10
Mid-Cap Fund	17
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	26
Notes to Financial Statements	28

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Brown Capital Management Funds (“Funds”) and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, including, without limitation, general economic conditions such as inflation, recession and interest rates.  Past performance is not a guarantee of future results.

Investments in the Funds are subject to investment risks, including, without limitation, market risk, investment style risk, investment advisor risk, market sector risk, equity securities risk, and portfolio turnover risk.  In addition to the risks above, which are applicable to all the Funds, the Small Company Fund has small companies risk; the International Equity Fund has emerging market risk, currency risk, Euro risk, political/economic risk, regulatory risk and transaction costs risk; and the Mid-Cap Fund has mid-cap companies risk.  More information about these risks can be found in the Funds’ prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing.  The prospectus contains these and other information about the Funds.  A copy of the prospectus is available by calling Shareholder Services at 1-877-892-4226.  The prospectus should be read carefully before investing.

Regarding the Brown Capital Management International Equity Fund and Mid-Cap Fund:

Stated performance in the aforementioned Funds was achieved at some or all points during the year by waiving and/or reimbursing part of those Funds’ total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.

This Annual Report was first distributed to shareholders on or about June 1, 2010.

For More Information on Your Brown Capital Management (BCM) Mutual Funds:

See Our Website @ www.browncapital.com
or
Call Our Shareholder Services Group Toll-Free at 1-877-892-4BCM, (1-877-892-4226)

The Brown Capital Management Small Company Fund

Performance	May 21, 2010

As displayed in the table below, your Fund outpaced the broad market index as measured by the S&P 500, but trailed the stylized index for your Fund’s fiscal year ending March 31, 2010.  Your Fund beat the broad market, as measured by the S&P 500® Total Return Index, by 3.96% and trailed the stylized small cap growth index, the Russell 2000 ® Growth Index, by 9.27%.  When compared to its peers in the Morningstar Small Growth Category, the Fund’s results for the fiscal year place it in the seventy-second percentile (762 peers).  Over longer, and given our approach, more meaningful long-term evaluation horizons, your Fund shows more favorably placing twice in the first percentile and in the sixteenth over the three (660 peers), five (547 peers) and ten (317 peers) year periods, respectively.

Peer Group Rankings above reflect performance when compared to similarly managed funds as defined by rating agency, Morningstar.  In this ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile).

	Annualized
as of March 31, 2010	1	3	5	10	Since Inception 12/31/92	Gross Expense Ratio from prospectus dated 7/29/09: 1.24%
Small Company- Institutional Class	53.73%	4.85%	10.86%	4.06%	10.70%
S&P 500*	49.77%	-4.17%	1.92%	-0.65%	7.98%
Russell 2000 Growth**	63.00%	-3.72%	6.59%	-1.53%	5.39%
Morningstar Small Growth Category	58.97%	-3.54%	2.98%	-0.04%	***
Total Funds in Morningstar Small Growth Category	762	660	547	317	***
*** Infornation Unavailable

* The S&P 500 Index is a market capitalization-weighted index that is widely used as a barometer of U.S. stock market performance. The S&P 500 Total Return Index provides investors with a price-plus-gross cash dividend return of the companies represented in the S&P 500 Index.

** The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling the Fund at (252) 972-9922. Fee waivers and expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s Prospectus contains this and other important information. For Information on the Fund’s expense ratio, please see the Financial Highlights. Table found within the accompanying Annual Report.

Portfolio Review

The U.S. stock markets recovered sharply off of depressed levels in the fiscal year ended March 31, 2010.  Our contributors to performance were spread broadly across the sectors that we use to manage your fund.  Forty out of the forty-four companies in the fund generated positive returns.

The Brown Capital Small Company Team’s investment philosophy uses a growth approach that seeks to identify exceptional small companies that have the wherewithal to become exceptional large companies.  The goal is to identify companies early in their corporate life cycle (with operating revenue of $250 million or less at the time of initial investment) which can produce exceptional long-term returns.

The strategy’s greatest strength is a time-tested investment philosophy and process that features stock-selection over a full market cycle (3-5 years).  Combined with the team’s experience, commitment and discipline, the philosophy and process is characterized by a benchmark agnostic approach that favors patient investors seeking long-term results.  The team works to understand companies in the portfolio exceedingly well and invests early, typically holding investments for long time periods, seeking meaningful reward for incurring risk early in the company’s life cycle.

Our research process typically begins with an investment candidate originating from any number of sources, including: personal reading (financial and non-financial) of the portfolio managers/analysts, observation and analysis of business and consumer trends, broker-sponsored investment conferences, and the occasional utilization of screening models.

First, a small company must meet our initial investment criteria of having no more than $250 million in revenue, and having a product or service which we believe saves time, lives, money or headaches (or in the consumer related area, has a strong product concept and a good value proposition).  The second step requires a thorough review, analysis and evaluation of company financial and non-financial information, and conducting an industry analysis with an emphasis on competitive forces and standings.  Our analytical process includes a detailed quantitative analysis of financial information as well as qualitative review of the company.  The quantitative analysis involves construction of our own balance sheet, income statement and statement of cash flows, and incorporating this information into our proprietary asset utilization model.  The qualitative review includes our assessment of the sustainability of the business model, defensibility of the company’s competitive position, durability of its value proposition, management’s ability to deliver on the growth plan, and many other factors.  As investment managers, we cover all the conventional bases, but what distinguishes Brown Capital Management from others is our attention to unconventional analysis, which is particularly important as we practice an unusual degree of patience and tolerance.

When fundamentals change adversely, we are proactive in selling the position out of the portfolio.  One example is Palomar Medical Technologies (Ticker: PMTI), which was sold out of the fund during the fiscal year.   The company designs, manufactures, and markets lasers and other light-based products for use in medical and cosmetic procedures.  Its products are used in a variety of cosmetic applications, including hair removal, wrinkle reduction, skin tightening, tattoo removal, and the treatment of acne scars, stretch marks, warts, rosacea, varicose veins, and other skin ailments.  In 2004, Palomar had entered into a development and license agreement with Johnson & Johnson Consumer Companies to develop and commercialize home-use light based devices, but in 2009 this agreement was terminated by Johnson & Johnson.  Instead of finding another partner with experience in developing and distributing products to the home-use consumer market, Palomar decided to go forward with commercializing this product on their own.  This will entail the complete build - out of an infrastructure for addressing the consumer market, including manufacturing facilities, marketing and sales personnel, distribution capabilities and other necessary components.  This is a very different market from selling $50,000 - $100,000 instruments primarily to dermatologists and plastic surgeons, which has previously been Palomar’s strength.  This decision was a significant change in strategy for the company, which we believed would incur significant upfront expenses and expose them to higher risks and therefore would not be in the best interest of the company over the longer term.

At Brown Capital Management, our investment philosophy does not change quarter to quarter, and is not geared toward any specific market conditions or circumstances.  While your Fund’s performance is influenced by market movements, our disciplined and consistent investment process does not change in anticipation of one or another type of market.   As investors, we are committed to developing and maintaining a winning investment program to meet our clients’ long–term investment objectives.  We employ old-fashioned and rigorous fundamental analysis to identify exceptional small companies with sustainable long–term growth characteristics and invest in their stocks at reasonable prices.  We believe that companies with sustainable earnings growth will deliver longer-term stock price appreciation.

Over the years, many shareholders in the Fund endured the volatility of returns, which are a byproduct of our investment approach.  In this regard, the Small Company Fund is not for everyone. We are fortunate that our long-term results currently reward our convictions, but remain cognizant that recent short-term successes may convince new shareholders that we seek to be “all things to all people”…we do not.  As stated repeatedly over the years, the greatest beneficiaries of our investment program are those that remained or became investors during more difficult performance periods and committed themselves to being long-term investors.  If shareholders demonstrate the same patience and tolerance that we do in the companies that appear in your portfolio, we expect a mutually beneficial relationship to occur.  Thank you for your investment and confidence in Brown Capital Management and the Small Company Fund.

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The Brown Capital Management Small Company Fund

Performance Update - $10,000 Investment (Unaudited)

For the period from March 31, 2000 to March 31, 2010

Performance Returns for the period ended March 31, 2010.
Average Annual Total Returns	One Year	Five Year	Ten Year	Gross Expense Ratio*
The Brown Capital Management Small Company Fund	53.73%	10.86%	4.06%	1.24%
Cumulative Total Investment Returns	Ten Year		Final Value of $10,000 Investment
The Brown Capital Management Small Company Fund	48.89%		$14,889
Russell 2000® Index	43.59%		$14,359
Russell 2000® Growth Index	(14.25%)		$8,575

This graph assumes an initial investment of $10,000 at March 31, 2000.  All dividends and distributions are reinvested.  This graph depicts the performance of The Brown Capital Management Small Company Fund (the “Fund”) versus the Russell 2000® Index and the Russell 2000® Growth Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

* The gross expense ratio shown is from the Fund’s prospectus dated July 29, 2009.  This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data, current to the most recent month-end, by visiting www.browncapital.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Investing in the securities of small companies generally involves greater risk than investing in larger, more established companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that seek capital growth by investing in larger, more established companies.

Fund Expenses (Unaudited)

Example – As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During Period*
Actual	$1,000.00	$1,076.80	$6.20
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04
* Actual expenses are based on expenses incurred in the most recent six-month period.  The Fund’s annualized six-month expense ratio is 1.20%.  The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Brown Capital Management Small Company Fund

Schedule of Investments

As of March 31, 2010
		Shares	Value (Note 1)

COMMON STOCKS - 93.93%

Business Services - 18.43%
*	ACI Worldwide, Inc.	844,718	$17,409,638
	Balchem Corp.	757,517	18,672,794
*	Concur Technologies, Inc.	389,052	15,955,022
*	Diodes, Inc.	1,046,328	23,437,747
ß	Dynamic Materials Corp.	980,161	15,310,115
*ß	IRIS International, Inc.	1,813,642	18,517,285
*	Nuance Communications, Inc.	780,420	12,986,189
*ß	PROS Holdings, Inc.	1,730,877	17,101,065
			139,389,855
Consumer Related - 11.72%
*	Dolby Laboratories, Inc. Cl. A.	304,400	17,859,148
*	DTS, Inc.	581,483	19,793,681
*	Green Mountain Coffee Roasters, Inc.	269,067	26,051,067
*	Hittite Microwave Corp.	308,080	13,546,278
	PetMed Express, Inc.	513,275	11,379,307
			88,629,481
Industrial Products & Systems - 18.57%
*	ANSYS, Inc.	383,396	16,539,704
	CARBO Ceramics, Inc.	371,825	23,179,571
	Cognex Corp.	634,595	11,733,662
*	Dionex Corp.	138,540	10,360,021
*	FEI Co.	850,754	19,490,774
*	FLIR Systems, Inc.	678,982	19,147,292
*ß	Measurement Specialties, Inc.	1,151,930	16,944,890
	Sun Hydraulics Corp.	492,800	12,802,944
*ß	Symyx Technologies, Inc.	2,273,958	10,210,071
			140,408,929
Information/Knowledge Management - 18.53%
*	Accelrys, Inc.	615,738	3,792,946
ß	American Software, Inc. Cl. A.	1,128,693	6,557,706
	Blackbaud, Inc.	862,455	21,725,242
*	Manhattan Associates, Inc.	541,208	13,789,980
*	Netscout Systems, Inc.	1,073,384	15,875,349
	NIC, Inc.	1,868,837	14,707,747
	Quality Systems, Inc.	300,673	18,473,349
*	Rovi Corp.	715,045	26,549,621
*	Tyler Technologies, Inc.	994,838	18,643,264
			140,115,204

			(Continued)

The Brown Capital Management Small Company Fund

Schedule of Investments

As of March 31, 2010
			Shares	Value (Note 1)

COMMON STOCKS - (Continued)

	Medical/Health Care - 19.16%
	*	Abaxis, Inc.	850,767	$23,132,355
	*	Affymetrix, Inc.	780,360	5,727,842
	*	Bruker Corp.	568,600	8,329,990
	*	Gen-Probe, Inc.	419,695	20,984,750
	*	Immucor, Inc.	1,006,198	22,528,773
	*ß	Kensey Nash Corp.	618,874	14,599,238
	*	MedAssets, Inc.	703,216	14,767,536
		Meridian Bioscience, Inc.	963,709	19,630,752
		Techne Corp.	239,163	15,232,292
				144,933,528
	Pharmaceuticals - 7.52%
	*	Albany Molecular Research, Inc.	632,927	5,284,941
	*	Human Genome Sciences, Inc.	130,874	3,952,395
	*	Incyte Corp Ltd.	431,570	6,024,717
	*	Kendle International, Inc.	714,411	12,487,904
		Medicis Pharmaceutical Corp. Cl. A.	262,570	6,606,261
	*	Neogen Corp.	896,938	22,513,144
				56,869,362

		Total Common Stocks (Cost $530,727,656)		710,346,359

INVESTMENT COMPANIES - 5.57%
	§	Dreyfus Cash Management, 0.07%	34,347,811	34,347,811
	§	Fidelity Institutional Money Market Funds, 0.21%	7,800,995	7,800,995

		Total Investment Companies (Cost $42,148,806)		42,148,806

Total Value of Investments (Cost $572,876,462) - 99.50%				$752,495,165

Other Assets Less Liabilities - 0.50%				3,749,880

	Net Assets - 100%			$756,245,045

*	Non-income producing investment
§	Represents 7 day effective yield.
ß	Affiliated company - The Fund owns greater than 5% of this security. See Note 1 for more information.

				(Continued)

The Brown Capital Management Small Company Fund

Schedule of Investments

As of March 31, 2010

Summary of Investments by Sector
	% of Net
Sector	Assets	Value
Business Services	18.43%	$139,389,855
Consumer Related	11.72%	88,629,481
Industrial Products & Systems	18.57%	140,408,929
Information/Knowledge Management	18.53%	140,115,204
Medical/Health Care	19.16%	144,933,528
Pharmaceuticals	7.52%	56,869,362
Other	5.57%	42,148,806
Total	99.50%	$752,495,165

See Notes to Financial Statements

The Brown Capital Management International Equity Fund

Performance	May 21, 2010

As shown in the table below, your International Equity Fund, returning 61.09%, outpaced both the broad market and stylized indices for the period ending March 31, 2010.  This compares to a 55.20% return for the Morgan Stanley Capital Index - Europe Australasia, and Far East (“MSCI EAFE”) and a 61.67% return for the Morgan Stanley Capital Index - All Countries Except United States (“MSCI AC World Ex-US”).  For the fiscal year ended March 31, 2010, relative to peers, your fund ranked in the 9th percentile in Morningstar’s Foreign Large Blend Category comprised of 819 funds (3-year – 59th percentile/638 funds, 5-year – 67th percentile/466 funds, 10-year – 32nd percentile/255 funds).

Peer Group Rankings above reflect performance when compared to similarly managed funds as defined by rating agency, Morningstar. In these ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile).

	Annualized
as of March 31, 2010	1	3	5	10	Since Inception 5/28/99	Gross Expense Ratio from prospectus dated 7/29/09: 2.85%
International Equity Fund - Institutional Class	61.09%	-8.01%	2.53%	1.57%	3.03%
MSCI EAFE Index	55.20%	-6.55%	4.24%	1.68%	3.82%
MSCI All-Country World Index ex-US	61.67%	-3.72%	6.59%	3.20%	5.39%
Morningstar Foreign Large Blend Category	53.26%	-6.84%	3.92%	0.54%	*
Total Funds in Morningstar Foreign Large Blend Category	819	638	466	255	*
* Infornation Unavailable

* The MSCI EAFE Index is the Morgan Stanley Capital International, Inc. composite index which tracks the performance of international equity securities in 21 developed countries in Europe, Australasia, and the Far East and takes into account the value of dividends that would have been received by those securities.

** The MSCI AC World Free Ex-USA Index is the Morgan Stanley Capital International, Inc. composite index which tracks the performance of international equity securities in 49 developed and emerging countries, excluding those of the United States, and takes into account the value of dividends that would have been received by those securities.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling the Fund at (252) 972-9922. Fee waivers and expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s Prospectus contains this and other important information. For information on the Fund’s expense ratio, please see the Financial Highlights. Table found within the accompanying Annual Report.

Portfolio Review

International stock markets recovered sharply off of depressed levels in the fiscal year ended March 31, 2010.  Our returns during the period were a product of rebounding share prices across a wide range of geographies, industries, and companies.  Your Fund’s performance was driven by stock selection in three core areas:

•
Energy:  Core holdings such as Canadian Natural Resources (Canada) and Nabors (Bermuda) delivered above market returns.  In addition, Singapore Petroleum (Singapore) was acquired by Petrochina at a material premium to our cost base.   We believe the energy holdings we have built up over the past several years each possess a sustainable competitive advantage and can increase per share value even if oil prices dip from current levels;

•
Consumer: This includes our investments in both defensive consumer "staples" and the more cyclical "discretionary" sectors.  Two notable performers are C&C (Ireland) and Swatch (Switzerland). We continue to own reasonably priced consumer names with strong brand equity, sustainable pricing power and ample exposure to fast growing emerging markets.

•
Financials:  Lic Housing Finance (India), Azimut (Italy) and International Personal Finance (UK) were among the portfolios strongest performers.  We continue to focus on high growth financials with recurring fee based revenues streams, strong balance sheets and sensible business models.

The main drag on performance for the fiscal year was our cash position, which ranged between 1% and 12%.   We typically carry at least 5% cash in the portfolio, which we see as tactically necessary to purchase great companies at attractive prices when the opportunity arises and stand ready for potential investor redemptions.  While “cash” is not typically a material driver of returns in the short run, in periods of exceptional share price movements such as the last fiscal year, it may detract from your returns, holding other factors constant.

The past few years have been an especially volatile period for international investors and recent gains come only come on the back of steep declines.  As managers of your Fund, we do not try to predict the direction of general markets.  As bottom-up investors, we seek to buy exceptional businesses at excellent prices and imbed our macro-economic insights and concerns into our fundamental security analysis and valuation. We look back at the last several years as a period where we did our best to seize upon negative investor psychology and upgraded the international equity fund with the highest quality ideas available that met our strict criteria. We feel confident that we added several top-notch growth companies selling at bargain prices when the window of opportunity was open and expect the fund to benefit for many years to come.

One example of a superior company we were able to purchase at a reasonable price during the period is Rakuten in Japan.  Rakuten leverages a position as Japan’s leading e-commerce firm and creates an “Eco-system” of peripheral internet-based services including consumer financial, travel booking, and advertising. We believe that this system maximizes economies of scale and solidifies customer captivity.  Growth opportunities are significant as the company further integrates horizontally (cross selling) and initiates plans to apply globally the same strategy that has worked in Japan.

Another example is Wolters Kluwer, based in the Netherlands. It is a global business that provides productivity-enhancing information, tools and solutions for professional users in the medical, legal and business professions.  The firm is rapidly transitioning from a traditional content focused publishing company to a dynamic online-based solution management organization.  We believe that the firm also has exceptional revenue characteristics stemming from: 1) proprietary content, 2) entrenched product franchises marked by leading brands with dominant market share, 3) a largely subscription-based model with long contract terms and sticky customers, 4) low exposure to cyclical advertising revenues, and 5) pricing power.  Most of Wolter's revenues come from markets where they have a monopoly or duopoly position.

We expect Rakuten and Wolters Kluwer to remain building blocks of the fund for years to come.

As last year fades away, we enter the new decade with optimism.  However, we remain sober about the global economy.  We believe further gains in equity markets must be backed by tangible and sustainable economic improvement.   This means we must transition from a period marked by debt monetization and quantitative easing to an environment characterized by rebalanced global growth and genuine wealth creation. While performance outcomes last year were favorable on an absolute and relative basis, we remain focused on our process and delivering long-term value to our investors.  Specifically, we will work tirelessly to uncover growth companies equipped to prosper even in the toughest trading environments.  Companies in our investment program will have a long-term competitive advantage, a strong financial condition, and an attractive valuation.  We refuse to overpay for stocks or chase hot trends.  Thank you for your investment and confidence in Brown Capital Management and the International Equity Fund.

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The Brown Capital Management International Equity Fund

Performance Update - $10,000 Investment (Unaudited)

For the period from March 31, 2000 to March 31, 2010

Performance Returns for the periods ended March 31, 2010.
Average Annual Total Returns	One Year	Five Year	Ten Year	Gross Expense Ratio*
The Brown Capital Management International Equity Fund	61.09%	2.53%	1.57%	2.85%
Cumulative Total Investment Returns	Ten Year	Final Value of $10,000 Investment
The Brown Capital Management International Equity Fund	16.84%	$11,684
MSCI All Country World Free EX USA Gross Index	37.06%	$13,706
MSCI EAFE International Gross Index	18.15%	$11,815

This graph assumes an initial investment of $10,000 at March 31, 2000.  All dividends and distributions are reinvested.  This graph depicts the performance of The Brown Capital Management International Equity Fund (the “Fund”) versus the MSCI All Country World Free EX USA Gross Index and the MSCI EAFE International Gross Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

* The gross expense ratio shown is from the Fund’s prospectus dated July 29, 2009.  This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data, current to the most recent month-end, by visiting www.browncapital.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Investing in the securities of foreign companies generally involves greater risk than investing in larger, more established domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that invest in larger, more established domestic companies.

Fund Expenses (Unaudited)

Example – As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During Period*
Actual	$1,000.00	$1,069.30	$10.32
Hypothetical (5% return before expenses)	$1,000.00	$1,014.96	$10.05
 * Actual expenses are based on expenses incurred in the most recent six-month period.  The Fund’s annualized six-month expense ratio is 2.00%.  The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Brown Capital Management International Equity Fund

Schedule of Investments

As of March 31, 2010
		Shares	Value (Note 1)

COMMON STOCKS - 88.30%

Australian Equity - 1.18%
	Redflex Holdings Ltd	93,676	$151,284
			151,284
Bermuda Equities - 3.31%
*	Nabors Industries Ltd	9,182	180,243
	Tyco International Ltd	6,358	243,193
			423,436
Canadian Equities - 3.32%
	Canadian Natural Resources Ltd	2,826	209,188
	Le Chateau Inc	15,700	216,445
			425,633
Chinese Equities - 5.51%
	China Shineway Pharmaceutical Group Ltd	129,310	356,409
	Kingsoft Corp Ltd	230,000	180,701
	Ping An Insurance Group Co of China Ltd	19,600	168,883
			705,993
Egyptian Equities - 1.31%
Ω	Orascom Telecom Holding SAE	6,645	34,022
*	Orascom Telecom Holdings Rights Shares	32,561	133,497
			167,519
Finland Equity - 2.13%
	Kone OYJ	6,600	272,827
			272,827
French Equities - 5.86%
*µ	Flamel Technologies SA	6,649	56,982
*	Meetic	5,800	177,859
	Neopost SA	2,803	224,051
	Sanofi-Aventis SA	3,911	291,588
			750,480
German Equity - 1.34%
*	Bayerische Motoren Werke AG	3,705	171,298
			171,298
Hong Kong Equities - 3.79%
	Chaoda Modern Agriculture Holdings Ltd	198,000	210,899
	Esprit Holdings Ltd	34,804	274,561
			485,460
Indian Equity - 1.78%
Ω	LIC Housing Finance Ltd	5,866	227,754
			227,754

			(Continued)

The Brown Capital Management International Equity Fund

Schedule of Investments

As of March 31, 2010
		Shares	Value (Note 1)

COMMON STOCKS - (Continued)

Irish Equities - 4.34%
	DCC PLC	8,627	$223,760
*µ	ICON PLC	7,924	209,194
	Total Produce PLC	228,055	123,231
			556,185
Israeli Equity - 2.37%
µ	Teva Pharmaceutical Industries Ltd	4,814	303,667
			303,667
Italian Equity - 1.57%
	Azimut Holding SpA	15,871	201,001
			201,001
Japanese Equities - 14.62%
	Asatsu-DK Inc	7,072	150,162
	Japan Tobacco Inc	113	420,645
	Mitsubishi Estate Co Ltd	16,700	273,317
	Nissin Healthcare Food Service Co Ltd	8,387	107,658
	Rakuten Inc	388	280,567
	Sapporo Holdings Ltd	31,000	161,823
	Suruga Bank Ltd	15,800	141,293
*	Yamaha Motor Co Ltd	22,490	337,043
			1,872,508
Korean Equity - 1.60%
µ	SK Telecom Co Ltd	11,903	205,446
			205,446
Luxembourg Equity - 2.56%
	Millicom International Cellular SA	3,679	327,983
			327,983
Mexican Equities - 3.28%
µ	Fomento Economico Mexicano SAB de CV	4,788	227,574
	Wal-Mart de Mexico SAB de CV	37,518	192,233
			419,807
Netherlands Equity - 1.72%
	Wolters Kluwer NV	10,184	220,877
			220,877
Singapore Equity - 2.41%
	UOB-Kay Hian Holdings Ltd	255,962	309,226
			309,226
South African Equity - 1.90%
µ	Sasol Ltd	5,911	243,947
			243,947

			(Continued)

The Brown Capital Management International Equity Fund

Schedule of Investments

As of March 31, 2010
	Shares	Value (Note 1)

COMMON STOCKS - (Continued)

Swiss Equities - 8.25%
Nestle SA	7,051	$361,144
Nobel Biocare Holding AG	7,376	197,290
* Roche Holding AG	1,502	243,614
The Swatch Group AG	799	254,789
		1,056,837
Thailand Equity - 1.33%
Thai Beverage Public Company Limited	811,000	171,024
		171,024
United Kingdom Equities - 11.58%
Barclays PLC	46,700	255,392
BP PLC	20,311	192,187
Diageo PLC	15,435	259,113
Management Consulting Group PLC	359,431	114,567
Reed Elsevier PLC	40,508	323,102
* Southern Cross Healthcare Ltd	104,737	144,269
United Business Media PLC	23,448	195,213
		1,483,843
United States Equity - 1.24%
Invesco Ltd	7,231	158,431
		158,431

Total Common Stocks (Cost $9,746,125)		11,312,466

INVESTMENT COMPANIES - 12.10%
§ Dreyfus Cash Management, 0.07%	582,976	582,976
§ Dreyfus Treasury Cash Management, 0.00%	383,803	383,803
§ Fidelity Institutional Money Market Funds, 0.21%	582,976	582,976

Total Investment Companies (Cost $1,549,755)		1,549,755

Total Value of Investments (Cost $11,295,880) - 100.40%		$12,862,221

Liabilities in Excess of Other Assets - (0.40)%		(51,168)

Net Assets - 100%		$12,811,053

		(Continued)

The Brown Capital Management International Equity Fund

Schedule of Investments

As of March 31, 2010

*	Non-income producing investment.	The following acronyms and abbreviations are used in this portfolio:
µ	American Depositary Receipt.
Ω	Global Depositary Receipts.	AG - Aktiengesellschaft (German, & Switzerland)
§	Represents 7 day effective yield.	NV - Naamloze Vennootschap (Dutch)
		OYJ - Julkinen Osakeyhtiö (Finland)
		PLC - Public Limited Company (Ireland & United Kingdom)
		SA - Societe Anonyme (French, Luxembourg & Switzerland)
		SAB de CV - Convertible Securities (Mexican)
		SAE - Societe Anonyme Egyptienne (Egyptian)
		SpA - Societa Per Azioni (Italian)

	Summary of Investments by Sector
		% of Net
	Sector	Assets	Value
	Consumer Discretionary	19.76%	$2,531,716
	Consumer Staples	16.61%	2,127,684
	Energy	6.44%	825,565
	Financials	13.55%	1,735,296
	Health Care	14.07%	1,803,013
	Industrials	6.67%	854,348
	Information Technology	5.73%	733,895
	Telecommunication Services	5.47%	700,949
	Other	12.10%	1,549,755
	Total	100.40%	$12,862,221

See Notes to Financial Statements

The Brown Capital Management Mid-Cap Fund Institutional Class

Performance	May 21, 2010

As shown in the table below, your Mid-Cap Fund outperformed the broad market as measured by the S&P 500, but trailed the stylized index for the fiscal year ending March 31, 2010.  It outpaced the S&P 500® Total Return Index by 9.56%, but trailed the stylized Russell Midcap® Growth Index by 3.67% on a total return basis.  Your Fund’s performance outpaced the peer group average for the fiscal year as measured by Morningstar’s Mid-Cap Growth Category, ranking in the thirty-fourth percentile out of 784 funds.  As long-term investors, we believe the merits of our investment program are best measured over lengthier periods and view the first (702 peers) and sixth (out of 609 peers) percentile outcomes as evidence of our potential over three and five year periods, respectively.

Peer Group Rankings above reflect performance when compared to similarly managed funds as defined by rating agency Morningstar.  In this ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile).

	Annualized				Gross Expense Ratio from prospectus dated 7/29/09: 4.16%
as of March 31, 2010	1	3	5	Since Inception 9/30/02
Mid Cap Fund- Institutional Class	59.33%	6.92%	7.74%	10.72%
S&P 500*	49.77%	-4.17%	1.92%	7.03%
Russell Mid Cap Growth**	63.00%	-3.72%	6.59%	5.39%
Morningstar Mid Cap Growth Category	55.35%	-2.27%	3.86%	***
Total Funds in Morningstar Mid-Cap Growth Category	784	702	609	***
*** Infornation Unavailable

* The S&P 500 Index is a market capitalization-weighted index that is widely used as a barometer of U.S. stock market performance. The S&P 500 Total Return Index provides investors with a price-plus gross cash dividend return of the companies represented in the S&P 500 Index.

**The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling the Fund at (252) 972-9922. Fee waivers and expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s Prospectus contains this and other important information. For information on the Fund’s expense ratio, please see the Financial Highlights Table found within the accompanying Annual Report.

Portfolio Review

Prior reports conveyed that your Mid Cap Fund was a work in progress from the standpoint of your investment team building conviction around the companies in the portfolio.  Despite solid long-term performance, the best measure of our progress is long-term commitment to and conviction in the companies in your Fund’s portfolio.   With that in mind, decreasing year over year turnover would be and important metric and best demonstrates these characteristics.  Building conviction often means demonstrating confidence in the investment thesis of a holding during good and bad times.  In a marketplace that typically casts aside holdings that fail to meet expectations quarter to quarter, our goal is to know a company and its prospects well enough to differentiate exogenous events from fundamental impairments.

By not only reducing turnover, but occasionally adding to positions on weakness, we are demonstrating the qualities of true investors.  From an investment perspective, your Mid Cap Team always keeps five guiding principles in mind.  First, we take a team-based approach to finding solid companies to put into the portfolio as opposed to relying on one individual.  Second, we look for growth-oriented companies.  Third, we utilize a bottom-up, fundamental research approach, as opposed to investing on a top-down, thematic, and high-level macroeconomic basis.  Fourth, we buy stocks with the intention of holding them, on average, for a period of three to five years.  Last, we look to buy outstanding companies at reasonable prices based on both standard and our proprietary valuation measures.

Consistent with our long-term perspective, we are adding companies that, we believe, have the potential to become large companies over our evaluation horizon (three to five years) and beyond.   Concur Technologies and Parexel International are two examples.  Concur provides on-demand employee-spend management solutions.  Its software solutions include Concur Travel & Expense, which integrates online travel booking with automated expense reporting, to provide corporate travel procurement and expense reporting; Concur Expense, which automates, simplifies, reduces the cost and enhances internal controls associated with the travel and entertainment expense management process; and Concur Cliqbook Travel, the online travel management solution that automates corporate travel procurement and processing. Interestingly, approximately 96% of existing companies still use paper-based or excel-based systems for travel and expense reimbursement that provides a fertile opportunity set.  Our research suggests that investment in this software can be justified within one year resulting in solid year over year recurring revenue.

Parexel International, a contract research organization (CRO) that provides a comprehensive range of late-stage clinical development services and product offerings to drug, biotech and medical device companies.  Parexel is another company, like Concur, with a fertile opportunity set.  It is a company that has a greater exposure to the faster growing global markets outside of the U.S. than its peers and has a sizeable operation in China.  We believe that their sales should benefit from strong exposure to growing markets and uptake of IT solution products.

As the rest of the year unfolds, we can expect a market that will at times be volatile, and reflect the uncertainties surrounding such controversial issues such as health care reform, financial regulatory reform, the Federal Reserve’s stance with respect to inflation, and interest rates, and the need to create more jobs to counter the high unemployment level and restore consumer confidence.  Overall, we are positively biased on the direction of the stock market throughout the rest of the year.  And finally, we will continue to adhere to a consistent, disciplined investment philosophy, Growth at a Reasonable Price (GARP).  We are long-term investors, and will use short-term volatile downdrafts in the market as buying opportunities if we are convinced that the fundamentals are still intact.  Additionally, we are benchmark agnostic, and look for the best ideas, irrespective of the sector or industry group.  If we follow our discipline, turnover should remain low and you should benefit from the commitment we make to companies in your portfolio over longer-term evaluation horizons.  Thank you for investing in the Brown Capital Management and the Mid-Cap Fund.

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The Brown Capital Management Mid-Cap Fund

Performance Update - $10,000 Investment (Unaudited)

For the period from September 30, 2002 (Date of Commencement of Operations) to March 31, 2010

Performance Returns for the periods ended March 31, 2010.
Average Annual Total Returns	One Year	Five Year	Since Inception*	Gross Expense Ratio*
The Brown Capital Management Mid-Cap Fund	59.33%	7.74%	10.72%	4.16%
Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
The Brown Capital Management Mid-Cap Fund	114.78%	$21,478
Russell MidCap® Growth Index	118.06%	$21,806
S&P 400 MidCap Index	114.24%	$21,424
*The Fund’s inception date – September 30, 2002 (Date of Commencement of Operations).

This graph assumes an initial investment of $10,000 at September 30, 2002 (Date of Initial Public Investment).  All dividends and distributions are reinvested.  This graph depicts the performance of The Brown Capital Management Mid-Cap Fund (the “Fund”) versus the Russell MidCap® Growth Index and the S&P 400 MidCap Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

* The gross expense ratio shown is from the Fund’s prospectus dated July 29, 2009.  This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data, current to the most recent month-end, by visiting www.browncapital.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Fund Expenses (Unaudited)

Example – As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During Period*
Actual	$1,000.00	$1,121.30	$6.88
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.54
* Actual expenses are based on expenses incurred in the most recent six-month period.  The Fund’s annualized six-month expense ratio is 1.30%.  The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Brown Capital Management Mid-Cap Fund

Schedule of Investments

As of March 31, 2010
		Shares	Value (Note 1)

COMMON STOCKS - 98.72%

Consumer Discretionary - 15.18%
	Coach, Inc.	8,216	$324,696
*	Dick's Sporting Goods, Inc.	8,676	226,530
	Family Dollar Stores, Inc.	5,856	214,388
*	NVR, Inc.	69	50,129
	Staples, Inc.	6,295	147,240
	Starbucks Corp.	8,181	198,553
*	Toll Brothers, Inc.	2,494	51,875
	Tractor Supply Co.	5,551	322,236
			1,535,647
Consumer Staples - 3.93%
*	Hansen Natural Corp.	3,880	168,315
*	Whole Foods Market, Inc.	6,342	229,263
			397,578
Energy - 7.44%
*	Cameron International Corp.	6,069	260,117
	Diamond Offshore Drilling, Inc.	3,398	301,777
	Smith International, Inc.	4,465	191,191
			753,085
Financials - 3.64%
*	Stifel Financial Corp.	2,925	157,219
	T. Rowe Price Group, Inc.	3,839	210,876
			368,095
Health Care - 22.83%
*	Allscripts-Misys Healthcare Solutions, Inc.	12,512	244,735
*	Celgene Corp.	5,603	347,162
*	Covance, Inc.	4,836	296,882
*	IDEXX Laboratories, Inc.	3,994	229,855
	Meridian Bioscience, Inc.	8,906	181,415
*	Myriad Genetics, Inc.	6,750	162,337
*	Parexel International Corp.	12,021	280,209
μ	Shire PLC	3,787	249,791
*	St. Jude Medical, Inc.	7,743	317,850
			2,310,236

			(Continued)

The Brown Capital Management Mid-Cap Fund

Schedule of Investments

As of March 31, 2010
		Shares	Value (Note 1)

COMMON STOCKS - (Continued)

Industrials - 19.47%
*	Copart, Inc.	6,450	$229,620
	Expeditors International of Washington, Inc.	5,996	221,372
	Fastenal Co.	4,160	199,638
*	FLIR Systems, Inc.	13,206	372,409
	Iron Mountain, Inc.	8,555	234,407
	JB Hunt Transport Services, Inc.	4,345	155,899
	MSC Industrial Direct Co. - A	3,072	155,812
*	Quanta Services, Inc.	8,743	167,516
*	Waters Corp.	3,452	233,148
			1,969,821
Information Technology - 22.72%
*	Akamai Technologies, Inc.	8,345	262,116
*	ANSYS, Inc.	2,276	98,187
	Blackbaud, Inc.	9,459	238,272
*	Citrix Systems, Inc.	4,738	224,913
*	Concur Technologies, Inc.	2,558	104,904
*	Diodes, Inc.	8,007	179,357
	Factset Research Systems, Inc.	2,860	209,838
*	FEI Co.	3,314	75,924
*	NetApp, Inc.	6,423	209,133
*	Rovi Corp.	5,681	210,935
*	Trimble Navigation Ltd.	9,122	261,984
	Western Union Co.	13,176	223,465
			2,299,028
Materials - 3.51%
	Ecolab, Inc.	4,412	193,907
	Sigma-Aldrich Corp.	3,007	161,356
			355,263

	Total Common Stocks (Cost $7,258,689)		9,988,753

INVESTMENT COMPANY - 1.14%
§	Dreyfus Cash Management, 0.07%	115,372	115,372

	Total Investment Company (Cost $115,372)		115,372

Total Value of Investments (Cost $7,374,061) - 99.86%			$10,104,125

Other Assets Less Liabilities - 0.14%			14,343

Net Assets - 100%			$10,118,468

			(Continued)

The Brown Capital Management Mid-Cap Fund

Schedule of Investments

As of March 31, 2010

*	Non-income producing investment
§	Represents 7 day effective yield
μ	American Depositary Receipt

The following acronym is used in this portfolio:
PLC - Public Limited Company (British)

	Summary of Investments by Sector
		% of Net
	Sector	Assets	Value
	Consumer Discretionary	15.18%	$1,535,647
	Consumer Staples	3.93%	397,578
	Energy	7.44%	753,085
	Financials	3.64%	368,095
	Health Care	22.83%	2,310,236
	Industrials	19.47%	1,969,821
	Information Technology	22.72%	2,299,028
	Materials	3.51%	355,263
	Other	1.14%	115,372
	Total	99.86%	$10,104,125

See Notes to Financial Statements

The Brown Capital Management Funds

Statements of Assets and Liabilities

	Small Company	International		Mid-Cap
As of March 31, 2010	Fund	Equity Fund		Fund

Assets:
Unaffiliated investments, at cost	$ 459,324,656	$ 11,295,880		$ 7,374,061
Affiliated Investments, at cost	113,551,806	-		-
Unaffiliated Investments, at value (note 1)	$ 653,254,795	$ 12,862,221		$ 10,104,125
Affiliated Investments, at value (note 1)	99,240,370	-		-
Total investments, at value (note 1)	$ 752,495,165	$ 12,862,221		$ 10,104,125

Unrealized appreciation on forward currency contracts	-	376		-
Cash	-	65,505		-
Receivables:
Investments sold	1,559,091	177,287		-
Fund shares sold	5,207,902	1,770		18,255
Interest and dividends, at value (note 1)	188,020	16,567	*	4,289
Prepaid expenses
Fund accounting fees	2,250	2,266		2,253
Compliance services fees	651	668		668
Other expenses	26,175	9,776		896
Due from Advisor (note 2)	-	12,159		3,504

Total Assets	759,479,254	13,148,595		10,133,990

Liabilities:
Payables:
Investments purchased	1,901,077	322,347		-
Fund shares repurchased	1,291,649	678		1,106
Accrued expenses
Advisory fees	11,772	-		-
Administration fees	8,226	-		-
Other expenses	21,485	14,517		14,416

Total Liabilities	3,234,209	337,542		15,522

Net Assets	$ 756,245,045	$ 12,811,053		$ 10,118,468

Net Assets Consist of:
Capital (par value and paid in surplus)	$ 579,520,825	$ 13,908,824		$ 8,868,623
Accumulated deficit in net investment income	-	(103,608)		-
Accumulated net realized loss from investments
and foreign currency transactions	(2,894,483)	(2,560,291)		(1,480,219)
Unrealized appreciation of investments and
and foreign currency translations	179,618,703	1,566,128		2,730,064

Total Net Assets	$ 756,245,045	$ 12,811,053		$ 10,118,468

Shares Outstanding, no par value
(unlimited shares authorized)	20,751,671	1,338,377		644,181

Net Asset Value Per Share**	$ 36.44	$ 9.57		$ 15.71

* At Cost $16,559
** Maximum Offering Price and Redemption Price Per Share
See Notes to Financial Statements.

The Brown Capital Management Funds

Statements of Operations

	Small Company	International	Mid-Cap
For the fiscal year ended March 31, 2010	Fund	Equity Fund	Fund

Investment Income:
Dividends	$ 3,120,630	$ 240,248	$ 70,650
Foreign tax withheld	-	(30,611)	-

Total Investment Income	3,120,630	209,637	70,650

Expenses:
Advisory fees (note 2)	5,394,241	104,447	63,851
Administration fees (note 2)	614,424	24,179	24,011
Transfer agent fees (note 2)	132,720	20,410	20,276
Fund accounting fees (note 2)	80,942	28,044	27,851
Custody fees (note 2)	65,705	23,555	7,920
Compliance services fees (note 2)	7,750	7,750	7,750
Registration and filing administration fees (note 2)	8,480	3,040	2,400
Legal fees	25,782	21,067	19,794
Audit and tax preparation fees	16,935	13,557	13,548
Registration and filing expenses	58,937	7,873	22,758
Printing expenses	7,208	200	133
Trustees' fees and expenses	4,601	4,601	4,601
Securities pricing fees	3,594	12,460	4,052
Chief compliance officer fees	12,860	12,860	12,860
Other expenses	69,047	6,344	5,607

Total Expenses	6,503,226	290,387	237,412

Expenses reimbursed by Advisor (note 2)	-	(1,509)	(62,966)
Advisory fees waived (note 2)	-	(80,236)	(63,851)

Net Expenses	6,503,226	208,642	110,595

Net Investment Income/(Loss)	(3,382,596)	995	(39,945)

Realized and Unrealized Gain on Investments and Foreign Currencies:
Net realized gain (loss) from:
Investments	1,424,296	339,982	410,774
Foreign currency transactions	-	(26,913)	-
Change in unrealized appreciation on:
Investments	200,912,490	4,081,181	3,019,932
Foreign currency translations	-	117	-

Realized and Unrealized Gain on Investments and Foreign Currencies	202,336,786	4,394,367	3,430,706

Net Increase in Net Assets
Resulting from Operations	$ 198,954,190	$ 4,395,362	$ 3,390,761

See Notes to Financial Statements.

The Brown Capital Management Funds

Statements of Changes in Net Assets
	Small Company Fund		International Equity Fund

For the fiscal years ended March 31,	2010	2009	2010	2009

Operations:
Net investment (loss) income	$ (3,382,596)	$ (2,019,396)	$ 995	$ 134,989
Net realized gain (loss) from investment
and foreign currency transactions	1,424,296	(4,318,779)	313,069	(2,933,861)
Change in unrealized appreciation (depreciation) of
investments and foreign currency translations	200,912,490	(95,514,314)	4,081,298	(3,171,250)
Net Increase (Decrease) in Net Assets
Resulting from Operations	198,954,190	(101,852,489)	4,395,362	(5,970,122)
Distributions to Shareholders: (note 4)
Net investment income	-	-	(73,280)	(135,575)
Net realized gain from investment transactions	-	(4,231,565)	-	(663,991)
Decrease in Net Assets Resulting from Distributions	-	(4,231,565)	(73,280)	(799,566)
Capital Share Transactions: (note 5)
Shares sold	447,303,179	208,566,498	8,815,133	6,287,214
Reinvested dividends and distributions	-	4,043,796	55,966	572,832
Shares repurchased	(202,078,592)	(91,896,787)	(7,209,351)	(7,891,181)
Net Increase (Decrease) from Capital Share Transactions	245,224,587	120,713,507	1,661,748	(1,031,135)
Net Increase (Decrease) in Net Assets	444,178,777	14,629,453	5,983,830	(7,800,823)
Net Assets:
Beginning of Year	312,066,268	297,436,815	6,827,223	14,628,046
End of Year	$756,245,045	$312,066,268	$ 12,811,053	$ 6,827,223

Accumulated Deficit in Net Investment Income	$ -	$ -	$ (103,608)	$ -

			Mid-Cap Fund

For the fiscal years ended March 31,			2010	2009

Operations:
Net investment loss (income)			$ (39,945)	$ 76,437
Net realized gain (loss) from investments			410,774	(1,728,300)
Change in unrealized appreciation (depreciation) of investments			3,019,932	(496,524)
Net Increase (Decrease) in Net Assets Resulting from Operations			3,390,761	(2,148,387)
Distributions to Shareholders: (note 4)
Net investment income			-	(85,474)
Net realized gain from investment transactions			-	-
Decrease in Net Assets Resulting from Distributions			-	(85,474)
Capital Share Transactions: (note 5)
Shares sold			6,586,934	788,527
Reinvested dividends and distributions			-	70,437
Shares repurchased			(2,109,728)	(5,263,325)
Net Increase (Decrease) from Capital Share Transactions			4,477,206	(4,404,361)

Net Increase (Decrease) in Net Assets			7,867,967	(6,638,222)
Net Assets:
Beginning of Year			2,250,501	8,888,723
End of Year			$ 10,118,468	$ 2,250,501

Undistributed Net Investment Income			$ -	$ -

See Notes to Financial Statements

The Brown Capital Management Funds

Financial Highlights
	Small Company Fund
For a share outstanding during
the fiscal years ended March 31,	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$ 23.71	$ 31.63	$ 35.44	$ 34.90	$ 27.04
Income (Loss) from Investment Operations:
Net investment loss	(0.16)	(0.15)	(0.26)	(0.30)	(0.35)
Net realized and unrealized gains (losses)
on securities	12.89	(7.44)	0.22	4.42	8.21
Total from Investment Operations	12.73	(7.59)	(0.04)	4.12	7.86
Less Distributions:
Distributions (from capital gains)	-	(0.33)	(3.77)	(3.58)	-
Total Distributions	-	(0.33)	(3.77)	(3.58)	-
Net Asset Value, End of Year	$ 36.44	$ 23.71	$ 31.63	$ 35.44	$ 34.90
Total Return (a)	53.69%	(24.00%)	(1.33%)	12.56%	29.07%
Net Assets, End of Year (in thousands)	$756,245	$312,066	$297,437	$328,085	$396,243
Average Net Assets for the Year (in thousands)	$539,424	$317,926	$318,185	$361,229	$412,533
Ratio of Gross Expenses to Average Net Assets (b)	1.21%	1.24%	1.22%	1.20%	1.19%
Ratio of Net Expenses to Average Net Assets (b)	1.21%	1.24%	1.22%	1.20%	1.19%
Ratio of Net Investment Loss to Average Net Assets	(0.63%)	(0.64%)	(0.77%)	(0.77%)	(0.97%)
Portfolio Turnover Rate	13.01%	8.09%	20.91%	14.08%	9.98%

	International Equity Fund
For a share outstanding during
the fiscal years ended March 31,	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$ 5.99	$ 12.33	$ 16.68	$ 14.17	$ 11.82
Income (Loss) from Investment Operations:
Net investment income	0.01	0.12	0.15	0.03	0.03
Net realized and unrealized gains (losses)
on securities	3.63	(5.75)	(1.43)	2.99	2.32
Total from Investment Operations	3.64	(5.63)	(1.28)	3.02	2.35
Less Distributions:
Dividends (from net investment income)	(0.06)	(0.12)	(0.05)	(0.02)	-
Distributions (from capital gains)	-	(0.59)	(3.02)	(0.49)	-
Total Distributions	(0.06)	(0.71)	(3.07)	(0.51)	-
Net Asset Value, End of Year	$ 9.57	$ 5.99	$ 12.33	$ 16.68	$ 14.17
Total Return (a)	61.09%	(46.39%)	(9.84%)	21.46%	19.88%
Net Assets, End of Year (in thousands)	$ 12,811	$ 6,827	$ 14,628	$ 17,235	$ 12,906
Average Net Assets for the Year (in thousands)	$ 10,445	$ 10,248	$ 16,854	$ 15,099	$ 11,234
Ratio of Gross Expenses to Average Net Assets (b)	2.78%	2.85%	2.15%	2.09%	2.23%
Ratio of Net Expenses to Average Net Assets (b)	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment Income to
Average Net Assets	0.01%	1.32%	1.10%	0.20%	0.25%
Portfolio Turnover Rate	43.88%	46.08%	53.61%	30.86%	27.89%

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio)
and after any waivers and reimbursements (net expense ratio).

See Notes to Financial Statements					(Continued)

The Brown Capital Management Funds

Financial Highlights
	Mid-Cap Fund
For a share outstanding during
the fiscal years ended March 31,	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$ 9.86	$ 12.95	$ 14.26	$ 15.87	$ 14.18
Income (Loss) from Investment Operations:
Net investment (loss) income	(0.06)	0.36	(0.09)	(0.08)	(0.09)
Net realized and unrealized gains (losses)
on securities	5.91	(3.05)	(0.25)	0.11	2.64
Total from Investment Operations	5.85	(2.69)	(0.34)	0.03	2.55
Less Distributions:
Dividends (from net investment income)	-	(0.40)	-	-	-
Distributions (from capital gains)	-	-	(0.97)	(1.64)	(0.86)
Total Distributions	-	(0.40)	(0.97)	(1.64)	(0.86)
Net Asset Value, End of Year	$ 15.71	$ 9.86	$ 12.95	$ 14.26	$ 15.87
Total Return (a)	59.33%	(20.80%)	(3.13%)	0.29%	18.43%
Net Assets, End of Year (in thousands)	$ 10,118	$ 2,251	$ 2,675	$ 2,769	$ 2,850
Average Net Assets for the Year (in thousands)	$ 8,513	$ 2,509	$ 2,913	$ 2,714	$ 2,560
Ratio of Gross Expenses to Average Net Assets (b)	2.79%	4.16%	2.81%	3.20%	3.36%
Ratio of Net Expenses to Average Net Assets (b)	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of Net Investment Income to
Average Net Assets	(0.47%)	1.19%	(0.65%)	(0.53%)	(0.60%)
Portfolio Turnover Rate	35.26%	51.21%	63.43%	65.13%	80.70%

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio)
and after any waivers and reimbursements (net expense ratio).

The Brown Capital Management Funds

Notes to Financial Statements

For the fiscal year ended March 31, 2010

1.	Organization and Significant Accounting Policies

The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund (collectively the “Funds” and individually a “Fund”) are series funds.  The Funds are each a series portfolio of The Nottingham Investment Trust II (the “Trust”), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company.  Each of the Funds in this report is classified as a diversified company as defined in the 1940 Act.

The Brown Capital Management Small Company Fund (“Small Company Fund”) commenced operations on July 23, 1992.  The investment objective of the Fund is to seek capital appreciation principally through investments in equity securities of those companies with operating revenues of $250 million or less at the time of initial investment.

The Brown Capital Management International Equity Fund (“International Equity Fund”) commenced operations on May 28, 1999.  The investment objective of the Fund is to provide its shareholders with long-term capital growth, consisting of both realized and unrealized capital gains, through investment in a diversified international portfolio of marketable securities, primarily equity securities, including common stock, preferred stocks and debt securities convertible into common stocks.  The Fund invests on a worldwide basis in equity securities of companies that are incorporated in foreign countries.

The Brown Capital Management Mid-Cap Fund (“Mid-Cap Fund”) commenced operations on September 30, 2002.  The investment objective of the Fund is to seek long-term capital appreciation by investing in a portfolio of equity securities of companies whose market capitalizations qualify them to be considered “mid-cap” companies.  The Fund’s investment advisor considers a company to be a “mid-cap” company if it has, at the time of purchase by the Fund, a market capitalization within the range of market values of issuers included in the Russell Midcap® Growth Index.  As of March, 31, the market value of companies in the Russell Midcap® Growth Index varied from approximately $750 million to approximately $16 billion.

Prior to December 31, 2008, the Mid-Cap Fund offered two classes of shares (Institutional Shares and Investor Shares).  On that date, the Investor Shares were converted into the Institutional Shares.  Income, expenses (other than distribution and service fees, which were only attributable to the Investor Shares), and realized and unrealized gains or losses on investments were allocated to each class of shares based upon its relative net assets.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
The Funds’ investments in securities are carried at value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time.  Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price.  Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trust’s Board of Trustees.  Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, mid-cap stock, or foreign security, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the portfolio security prior to a Fund’s net asset value calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to a Fund’s net asset value calculation.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.
(Continued)

The Brown Capital Management Funds

Notes to Financial Statements

For the fiscal year ended March 31, 2010

Fair Value Measurement
The Funds have adopted ASC Topic 820, Fair Value Measurements.  ASC Topic 820 defines fair value, establishes a frame work for measuring fair value and expands disclosure about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments.  These inputs are summarized in the three broad levels listed below:

a.	Level 1: quoted prices in active markets for identical securities
b.	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
c.	Level 3: significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments)

The Funds have adopted FASB guidance updating ASC Topic 820 titled, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability have Significantly Decreased and Identifying Transactions that are not Orderly” which provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction that is not orderly, and how that information must be incorporated into fair value measurement.  The guidance emphasizes that even if there has been a significant decrease in volume and level of activity for an asset or liability and regardless of the valuation techniques used, the objective of a fair value measurement remains the same.

An Investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Funds to measure fair value during the fiscal year ending March 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used in valuing the Funds’ assets as of March 31, 2010:

Small Company Fund
Investments in Securities	Total	Level 1	Level 2	Level 3
Assets
Common Stocks	$710,346,359	$710,346,359	$-	$-
Investment Company	42,148,806	- -	42,148,806	-
Total Assets	$752,495,165	$710,346,359	$42,148,806	$-

International Equity Fund
Investments in Securities and Other	Total	Level 1	Level 2	Level 3
Assets
Common Stocks	$11,312,466	$11,178,969	$133,497	$-
Investment Company	1,549,755	-	1,549,755	-
Forward Currency Contracts	376	-	376	-
Total Assets	$12,862,597	$11,178,969	$1,683,628	$-

(Continued)

The Brown Capital Management Funds

Notes to Financial Statements

For the fiscal year ended March 31, 2010

Mid-Cap Fund
Investments in Securities	Total	Level 1	Level 2	Level 3
Assets
Common Stocks	$9,988,753	$9,988,753	$-	$-
Investment Company	115,372	- -	115,372	-
Total Assets	$10,104,125	$9,988,753	$115,372	$-

Derivative Financial Instruments
The Funds may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Funds to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Funds’ independent pricing services and the Funds’ net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets on the Statements of Assets and Liabilities.  Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The following table set forth the effect of the forward currency contracts on the Statement of Assets and Liabilities for the year ending March 31, 2010.

Fund	Derivative Type	Location	Asset Derivatives
International Equity Fund	Forward Currency Contracts	Unrealized appreciation on forward currency contracts	$ 376

The following table sets forth the effect of the option contracts on the Statement of Operations for the year ending March 31, 2010:

Fund	Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Loss on Derivatives	Change in Unrealized Appreciation on Derivatives
International Equity Fund	Forward Currency Contracts	Net realized loss from foreign currency transactions and change in unrealized appreciation on foreign currency translations	$ (26,913)	$ 117

Foreign Currency Translation (International Equity Fund)
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held.  Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments

(Continued)

The Brown Capital Management Funds

Notes to Financial Statements

For the fiscal year ended March 31, 2010

in securities held at the end of the reporting period.

The values of each individual forward currency contract outstanding as of March 31, 2010, are disclosed in the table below.

Contracts to Buy (Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(77,740)	EUR	04/01/10	$ (104,637)	$ (382)
3,496	EUR	04/01/10	4,706	17
15,077	GBP	04/01/10	22,585	300
6,323	EUR	04/06/10	8,481	61
(53,452)	EUR	04/06/10	(71,693)	(516)
81,873	GBP	04/06/10	123,404	867
10,328	GBP	04/06/10	15,667	10
4,490	EUR	04/07/10	6,065	-
5,155	GBP	04/07/10	7,824	1
87,043	GBP	04/07/10	132,101	18
256	AUD	04/07/10	234	-
			$ 144,737	$ 376

Affiliated Companies
An affiliated company is a company that can have direct or indirect common ownership.  The Small Company Fund owns greater than 5% of the affiliated companies listed in the below table.  The below table is for the fiscal year ended March 31, 2010:

Security	Number of Shares	Net Profit (Loss)	Dividend Income	Current Market Value
American Software, Inc.	1,128,693	$ -	$ -	$ 6,557,706
Dynamic Materials Corp.	980,161	-	-	15,310,115
IRIS International, Inc.	1,813,642	-	-	18,517,285
Kensey Nash Corp.	618,874	-	-	14,599,238
Measurement Specialties, Inc.	1,151,930	-	-	16,944,890
PROS Holdings, Inc.	1,730,877	-	-	17,101,065
Symyx Technologies, Inc.	2,273,958	-	-	10,210,071
TOTAL	9,698,135	$ -	$ -	$ 99,240,370

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general Trust expenses, which are allocated according to methods reviewed annually by the Trustees.

(Continued)

The Brown Capital Management Funds

Notes to Financial Statements

For the fiscal year ended March 31, 2010

Dividend Distributions
Each of the Funds may declare and distribute dividends from net investment income (if any) at the end of each calendar quarter.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Federal Income Taxes
The Mid-Cap Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the Fund’s shares were owned directly or indirectly by five or fewer individuals at a certain time during the last half of the fiscal year.  As personal holding companies, the Funds may be subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate.  No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Affiliates and Other Service Providers

Advisor
Each Fund pays a monthly advisory fee to Brown Capital Management, Inc. (the “Advisor”) based upon the average daily net assets of each Fund and is calculated at the annual rates as shown in Schedule B provided on the following page.  The Advisor has entered into a contractual agreement (“Expense Limitation Agreement") with the Funds under which it has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in amounts that limit the Funds’ total operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of such Fund’s business, and amounts, if any payable under a Rule 12b-1 distribution plan) to not more than a specified percentage of the average daily net assets of each Fund.  The current term of the Expense Limitation Agreement remains in effect until the last day of July 2011.  While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter.  Subject to approval by the Board of Trustees, the Advisor may be able to recoup fees waived and expenses assumed during any of the previous three fiscal years for all the Funds, provided that the respective Fund’s total assets exceed $20 million for the Small Company Fund and the International Equity Fund, and $15 million for the Mid-Cap Fund.  Additionally, the respective Fund must reach a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the respective fund to exceed the corresponding annual expense ratio limit as described above.  See Schedule A below for the amount of fees waived that could possibly be recaptured if all the requirements above are met.

Schedule A Fund	2010	2009	2008
Small Company Fund	$ -	$ -	$ -
International Equity Fund	81,745	87,241	23,923
Mid-Cap Fund	126,817	145,106	136,754

(Continued)

The Brown Capital Management Funds

Notes to Financial Statements

For the fiscal year ended March 31, 2010

The expense limitation percentages, as well as the advisory fees waived and expenses reimbursed for the fiscal year ended March 31, 2010, are included in Schedule B.

Schedule B Fund	Advisor Fees		Expense Limitation Ratio	Advisor Fees Waived	Expenses Reimbursed
	Average Net Assets	Rate
Small Company Fund International Equity Fund	On all assets	1.00%	1.50%	$ -	$ -
	First $100 million	1.00%	2.00%	80,236	1,509
	Over $100 million	0.75%
Mid-Cap Fund	On all assets	0.75%	1.30%	63,851	62,966

Administrator
Each Fund pays a monthly administration fee to The Nottingham Company (“the Administrator”) based upon the average daily net assets of the Fund and calculated at the annual rates which are subject to a minimum of $2,000 per month per Fund.  The Administrator also receives a fee to procure and pay the custodian for the Funds, additional compensation for fund accounting and recordkeeping services and for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses.  A breakdown of fees paid to the Administrator is provided in Schedule C.

Schedule C			Custody Fees (1)		Fund Accounting Fees (monthly)	Fund Accounting Fees (on all assets)	Blue Sky Administration Fees (annual)
	Administration Fees (1)
	Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
All Funds	First $50 million	0.175%	First $100 million	0.020%	$2,250 (2)	0.01%	$160 per state
	Next $50 million	0.150%	Over $100 million	0.009%	$750 (2)
	Next $50 million	0.125%
	Over $150 million	0.100%
(1) Minimum monthly fees of $2,000 and $400 for Administration and Custody, respectively.
(2) These fees are based on the number of classes of shares for each Fund.  Each Fund pays $2,250 per month for the initial class of shares and $750 per month for each additional class of shares.

Compliance Services
The Nottingham Compliance Services, LLC (“NCS”), a fully owned affiliate of The Nottingham Company, provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act.  It receives compensation for this service at an annual rate of $7,750 for each Fund.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Funds.  It receives compensation for its services based upon $15 per shareholder per year, subject to a minimum fee of $1,500 per month per Fund and $500 per month per Fund for each additional class of shares.  The Transfer Agent is also reimbursed for out-of-pocket expenses.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Funds’ principal underwriter and distributor.
Certain Trustees and officers of the Trust are also employees and/or officers of the Advisor, the Administrator, NCS, the Transfer Agent or the Distributor.

3.	Purchases and Sales of Investment Securities

For the fiscal year ended March 31, 2010, the aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, are shown in the following table.

(Continued)

The Brown Capital Management Funds

Notes to Financial Statements

For the fiscal year ended March 31, 2010

Fund	Purchases of Securities	Proceeds from Sales of Securities	Purchases of U.S. Government Obligations	Proceeds from Sales of U.S. Government Obligations
Small Company Fund	$282,964,210	$65,484,980	$ -	$ -
International Equity Fund	5,095,804	4,165,009	-	-
Mid-Cap Fund	7,304,955	2,880,873	-	-

4.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management reviewed the tax positions in the open tax years of 2007, 2008, and 2009 and determined that the implementation of ASC Topic 740 “Accounting for Uncertainty in Income Taxes” had no impact on the Funds’ net assets or results of operations.  As of and during the fiscal year ended March 31, 2010, the Funds do not have a liability for uncertain tax positions.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the period, the Funds did not incur any interest or penalties.

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of ordinary net investment losses, paydown gains (losses), and foreign currency translations.  For the fiscal year ended March 31, 2010, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss) on Investments
Small Company Fund	$ (3,382,596)	$ 3,382,596	$ -
International Equity Fund	-	(31,323)	31,323
Mid-Cap Fund	(39,945)	39,945	-

At March 31, 2010, the tax-basis cost of investments and components of net assets were as follows:

	Small Company Fund	International Equity Fund	Mid-Cap Fund
Cost of Investments	$ 575,233,698	$ 11,787,184	$ 7,514,321

Unrealized Appreciation	212,933,274	2,226,484	2,662,850
Unrealized Depreciation	(35,671,807)	(1,151,447)	(73,046)
Net Unrealized Depreciation	177,261,467	1,075,037	2,589,804
Undistributed Ordinary Income	-	81,734	-
Undistributed Long-Term Gains	4,319,301
Accumulated Capital Losses	-	(2,185,671)	(1,339,959)
Other Book/Tax Differences	(4,856,548)	(68,871)	-

Distributable Earnings	$ 176,724,220	$ (1,097,771)	$ 1,249,845

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales.  Pursuant to federal income tax regulations applicable to investment companies, recognition of capital and currency losses on certain transactions is deferred until the subsequent tax year.  These amounts were $4,856,548 in capital losses for the Small Company Fund and $57,737 and $10,924 for capital losses and currency

(Continued)

The Brown Capital Management Funds

Notes to Financial Statements

For the fiscal year ended March 31, 2010

losses, respectively for the International Equity Fund.  Consequently, realized losses reflected in the accompanying financial statements include net capital losses realized between November 1 and the Funds’ fiscal year-end that have not been recognized for tax purposes (Post-October loss deferrals).

Accumulated capital losses noted below represent net capital loss carry-forwards, as of March 31, 2010, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.  The following table shows the expiration dates of the carryovers.

Expiration Dates	Small Company Fund	International Equity Fund	Mid-Cap Fund
March 31, 2017	$ -	$ 1,458,652	$ 1,339,959
March 31, 2018	-	727,019	-

Distributions during the fiscal years shown were characterized for tax purposes as follows:

	Ordinary Income		Long-term Capital Gain
Fund	March 31, 2010	March 31, 2009	March 31, 2010	March 31, 2009
Small Company Fund	$ -	$ -	$ -	$4,231,565
International Equity Fund	73,280	252,254	-	547,312
Mid-Cap Fund	-	85,474	-	-

5.	Capital Share Transactions

For the fiscal year ended	Small Company Fund		International Equity Fund		Mid-Cap Fund
	March 31, 2010	March 31, 2009	March 31, 2010	March 31, 2009	March 31, 2010	March 31, 2009
Capital Share Transactions
Shares sold	13,701,200	6,974,619	1,069,207	975,476	564,768	16,731
Reinvested distributions	-	169,197	7,325	82,184	-	6,974
Shares converted (note 1)	-	-	-	-	-	2,792
Shares repurchased	(6,110,128)	(3,386,178)	(877,653)	(1,104,664)	(148,807)	(4,795)
Net Increase(Decrease) in Capital Shares	7,591,072	3,757,638	198,879	(47,004)	415,961	21,702
Shares Outstanding, Beginning of Year	13,160,599	9,402,961	1,139,498	1,186,502	228,220	206,518
End of Year	20,751,671	13,160,599	1,338,377	1,139,498	644,181	228,220

6.    Commitments and Contingencies

Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts with its vendors and others that provide for general indemnifications.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.  The Funds expect the risk of loss to be remote.

7.    Subsequent Events

In accordance with the adoption of ASC Topic 855, Subsequent Events, and in preparing these financial statements, the Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Nottingham Investment Trust II
and the Shareholders of The Brown Capital Management Funds:

We have audited the accompanying statements of assets and liabilities of The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund, each a series of shares of The Nottingham Investment Trust II (the "Funds"), including the schedules of investments, as of March 31, 2010, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund as of March 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                   BBD, LLP

Philadelphia, Pennsylvania
May 28, 2010

The Brown Capital Management Funds

Additional Information (Unaudited)

For the fiscal year ended March 31, 2010

1.      Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Funds’ Statement of Additional Information and are available, (1) without charge, upon request, by calling 1-800-773-3863 and (2) on the SEC’s website at http://ww.sec.gov.   Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.  Quarterly Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov.  You may review and make copies at the SEC’s Public Reference Room in Washington, D.C.  Additionally, you may obtain copies of the Funds’ form N-Q by calling the Funds at 1-800-773-3863.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330, (1-800-732-0330).

3.  Tax Information

We are required to advise you within 60 days of the Funds’ fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Funds’ fiscal year ending March 31, 2010.

During the fiscal year, no long-term capital gain distributions were paid for the Small Company Fund, International Equity Fund, or Mid-Cap Fund.

Individual shareholders are eligible for reduced tax rates on qualified dividend income.  For the purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the funds from ordinary income earned during the fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends.  For the purposes of computing this exclusion, all of the dividends paid by the Funds from ordinary income earned during the fiscal year represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information reporting.

4. Information about Trustees and Officers

The business and affairs of the Funds and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and the Funds is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds toll-free at 1-877-892-4226.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees received aggregate compensation of $9,000 ($3,000 from each Fund) during the fiscal year ended March 31, 2010 from the Funds for their services to the Funds and the Trust.  The Interested Trustees and officers (other than the Chief Compliance Officer) did not receive compensation from the Funds for their services to the Funds and Trust.

(Continued)

The Brown Capital Management Funds

Additional Information (Unaudited)

For the fiscal year ended March 31, 2010

Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Jack E. Brinson, 77	Trustee, Chairman	Since 1990	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	4
Independent Trustee of the following: DGHM Investment Trust for the one series of that trust; Gardner Lewis Investment Trust for the two series of that trust; Hillman Capital Management Investment Trust for the two series of that trust; New Providence Investment Trust for the one series of that trust; the Starboard Investment Trust for the three series of that trust; and Tilson Investment Trust for the two series of that trust; (all registered investment companies).

James H. Speed, Jr., 56	Trustee	Since September 2002	President and CEO of NC Mutual Insurance Company (insurance company) since May 2003; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	4
Independent Trustee of the following Hillman Capital Management Investment Trust for the two series of that trust; New Providence Investment Trust for the one series of that trust; the Starboard Investment Trust for the three series of that trust; and Tilson Investment Trust for the two series of that trust; (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp and Mechanics & Farmers Bank.

Interested Trustees*
Keith A. Lee, 49 1201 N. Calvert Street Baltimore, Maryland 21202	Trustee; Vice President and Principal Executive Officer, the Funds	Trustee since June 2002; Vice President since 1992; Principal Executive Officer since 2002	Managing Director/Senior Portfolio Manager of Brown Capital Management, Inc. (advisor of the Funds); previously, Senior Vice President of Brown Capital Management, Inc.	4	None
* Basis of Interestedness: Mr. Lee is an Interested Trustee because he is an officer of Brown Capital Management, Inc., the advisor of the Funds.

(Continued)

The Brown Capital Management Funds

Additional Information (Unaudited)

For the fiscal year ended March 31, 2010

Other Officers
Eddie C. Brown, 69 1201 N. Calvert Street Baltimore, Maryland 21202	President, the Funds	Since 1992	President and Chief Executive Officer of Brown Capital Management, Inc.; previously, Trustee of the Trust from 1992 until June 2002.	n/a	n/a
Richard K. Bryant, 50 Post Office Box 32249 Raleigh, NC 27622	Vice President	Since 2006
President of Capital Investment Group, Inc. (distributor of the Funds); Vice President of Capital Investment Counsel, Inc.; President of Capital Investment Brokerage, Inc. (broker/dealer firm); and President of N.C. Securities Association (trade organization); Previously, Trustee of the Trust from 1990 until June 2002 and September 2002 until August 2006.
				n/a	n/a
Douglas S. Folk, 49 1180 Peachtree Street Suite 2300 Atlanta, Georgia 30309	President and Principal Executive Officer, EARNEST Partners Fixed Income Trust	Since 2004	Partner and Portfolio Manager of EARNEST Partners, LLC.	n/a	n/a
Vason Hamrick, 33	Secretary and Assistant Treasurer	Since 2007	Corporate Counsel to The Nottingham Company since 2004.	n/a	n/a
Angela D. Mincher, 43	Treasurer, Assistant Secretary, and Principal Financial Officer	Since 2008	Systems Analyst for Nottingham Shareholder Services, LLC (transfer agent to the Funds) since January 2010; previously, Systems Analyst for The Nottingham Company.	n/a	n/a
Julian G. Winters, 41 1701 Sunset Avenue Suite 203 Rocky Mount, NC 27804	Chief Compliance Officer	Since 2004
Chief Compliance Officer to the Trust since 2004; Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007; previously, Vice President of Compliance Administration of The Nottingham Company.
				n/a	n/a

The Brown Capital Management
Mutual Funds are a series of
The Nottingham Investment Trust II

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Documented:	Documented:

Nottingham Shareholder Services, LLC	Brown Capital Management
116 South Franklin Street	1201 North Calvert Street
Post Office Drawer 4365	Baltimore, Maryland 21202
Rocky Mount, North Carolina 27803-0365

Toll-Free Telephone:	Toll-Free Telephone:

1-800-773-3863	1-877-892-4BCM (1-877-892-4226)

World Wide Web @:	World Wide Web @:

ncfunds.com	browncapital.com

Item 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant had adopted a code of ethics (the "Code") that applies to the registrant's principal executive officers ("PEOs") and principal financial officer ("PFO").  There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEOs or PFO during the period covered by this report.  A copy of the Code is filed pursuant to Item 12(a)(1) below.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

As of the date of the report, March 31, 2010, the registrant’s audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees – Audit fees for the registrant for the fiscal years ended March 31, 2009 and March 31, 2010 are reflected in the table below.  These amounts represent aggregate fees billed by the registrant’s independent accountant BBD, LLP (“Accountant”) in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings.

Fund	2009	2010
EARNEST Partners Fixed Income Trust	$14,000	$14,500
The Brown Capital Management Equity Fund	$12,500	N/A
The Brown Capital Management Balanced Fund	$14,000	N/A
The Brown Capital Management Small Company Fund	$15,000	$15,500
The Brown Capital Management International Equity Fund	$16,000	$16,500
The Brown Capital Management Mid-Cap Fund	$12,500	$13,000

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended March 31, 2009 and March 31, 2010 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in the fiscal years ended March 31, 2009 and March 31, 2010 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below.  These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2009	2010
EARNEST Partners Fixed Income Trust	$2,000	$2,000
The Brown Capital Management Equity Fund	$2,000	N/A
The Brown Capital Management Balanced Fund	$2,000	N/A
The Brown Capital Management Small Company Fund	$2,000	$2,000
The Brown Capital Management International Equity Fund	$2,000	$2,000
The Brown Capital Management Mid-Cap Fund	$2,000	$2,000

(d)	All Other Fees –There were no other fees billed by the Accountant, which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)
The registrant’s Board of Trustees pre-approved the engagement of the Accountant for each of the last two fiscal years at meetings of the audit committee of the Board of Trustees called for such purpose and will pre-approve any future engagements of the Accountant for each fiscal year thereafter at audit committee meetings called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the registrant for services rendered during the fiscal years ended March 31, 2009 and 2010 were $12,000 and $8,000, respectively.  There were no non-audit fees billed by the Accountant for services rendered to the registrant’s investment advisers, or any other entity controlling, controlled by, or under common control with the registrant’s investment advisers.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)
The registrant's officers, including the PEOs and PFO, concluded, as of a date within 90 days of the filing of this report, based on an evaluation of the registrant's disclosure controls and procedures, that such disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the registrant is made known to the PEOs and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)
There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).

(a)(2)	Certifications of PEOs and PFO required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications of PEOs and PFO required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Nottingham Investment Trust II

By: (Signature and Title)	/s/ Angela D. Mincher
Angela D. Mincher Treasurer, Assistant Secretary, and Principal Financial Officer

Date: June 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Douglas S. Folk
Douglas S. Folk President and Principal Executive Officer, EARNEST Partners Fixed Income Trust

Date: June 9, 2010

By: (Signature and Title)	/s/ Keith A. Lee
Keith A. Lee
Trustee, The Nottingham Investment Trust II
Vice President and Principal Executive Officer, The Brown
Capital Management Small Company Fund, The Brown
Capital Management International Equity Fund, and The Brown
Capital Management Mid-Cap Fund

Date: June 4, 2010

By: (Signature and Title)	/s/ Angela D. Mincher
Angela D. Mincher Treasurer, Assistant Secretary, and Principal Financial Officer, The Nottingham Investment Trust II

Date: June 8, 2010